UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

FINANCIAL INSTITUTIONS, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and D-11.

Financial Institutions, Inc.

Executing with Discipline

2026 PROXY STATEMENT

FROM OUR INDEPENDENT BOARD CHAIR FELLOW SHAREHOLDERS:

Thank you, on behalf of the Board of Directors of Financial Institutions, Inc., for your interest and investment in our Company.

Our 2025 results were very strong and illustrate the effectiveness of the strategic actions we have taken in recent years and the competitive positioning of our core community banking business lines within our markets. As expected, our fourth quarter 2024 public equity offering and subsequent balance sheet restructuring provided momentum into 2025 and have supported improved earnings and profitability. In addition, our core business operations performed at a high level, resulting in strong top- and bottom-line results.

Disciplined execution of community banking fundamentals and continued focus on profitability in a manner that prioritizes safety and soundness remain key focus areas for our Board and executive management team, in support of long-term value creation for our shareholders.

Tangible common book value per share(1) grew to $27.84 as of December 31, 2025, up nearly 14% from one year prior. We recognize that this metric is a practical measure of intrinsic value in a company and we are committed to ensuring the quality of our earnings, a prudent approach to risk management and thoughtful allocation of capital come together to consistently grow tangible common book value over the long term. Accordingly, we will be incorporating this important metric into our long-term incentive plan beginning in 2026, as noted on page 37.

We have made prudent investments in people, process and technology, while also efficiently deploying capital through our quarterly cash dividend, which we increased by $0.01, or 3.2%, to $0.32 per outstanding common share in February 2026, and the new share repurchase program that we approved in September 2025.

We also took steps to build depth in our Board and plan for the future, through director refreshment, ongoing education, and cross-training. We are pleased to nominate Dave Bovenzi, a seasoned investment professional, and Steve Finch, an experienced operations and manufacturing leader, to our Board this year, as both bring valuable public company board experience. In 2025, we welcomed Angela Panzarella and Bob Schrader to our Board and its Audit Committee. Angela also serves as Vice Chair of our Management Development and Compensation (“MD&C”) Committee. Kim VanGelder was appointed to the MD&C Committee and the Board’s Executive Committee, while Mark Zupan joined our Nominating and Governance Committee, reflecting our approach to cross-training. I would also like to thank Don Boswell for his counsel and leadership during his three terms of service ahead of his retirement from our Board at the upcoming annual meeting.

We greatly value engagement with our shareholders and seek opportunities to proactively engage regularly, through conference attendance, virtual and in-person meetings, and publicly available quarterly earnings calls. Your engagement in our annual meeting is also important, and we encourage you to read this 2026 Proxy Statement and vote online to ensure that you are represented. Thank you again for your support of our Company.

Cordially,

Susan R. Holliday
Chair of the Board

April 6, 2026

(1) Tangible Common Book Value Per Share (“TCBV”) is a non-GAAP financial measure. Please refer to Appendix A for a description of this financial measure and a reconciliation of TCBV to its most directly comparable GAAP financial measure.

Financial Institutions, Inc.

FROM OUR CEO FELLOW SHAREHOLDERS:

Our Company’s 2025 results reflect our consistent and disciplined execution. Strengthened by the strategic initiatives that gave us solid positioning heading into 2025, including the transformative investment securities restructuring we completed in December 2024 that was accompanied by a public equity offering, our core community banking business lines performed at a high level. I’m very proud of what our team accomplished and confident in our ability to continue executing on our strategic priorities in order to deliver a simple, connected and trusted banking experience in the markets we serve, and, importantly, long-term value to our shareholders.

Our full year 2025 financial results included net income available to common shareholders of $73.4 million, or $3.61 per diluted share, and return on average assets of 1.20%. Net interest income reached a record level and noninterest income proved durable. We reported net interest margin for 2025 of 3.53%, reflecting 67 basis points of expansion year-

over-year. While the majority of this increase was attributable to the 2024 investment securities restructuring, it also reflects the impacts of our 4% annual loan growth, effective management of funding costs and continued active balance sheet management throughout last year. We closed the year with a successful subordinated debt offering in December 2025 that allowed us to refinance previous sub-debt issuances in January 2026 at a more attractive rate. We have also been executing under the repurchase program our Board approved in 2025, repurchasing 336,869 shares for an average price of $31.98 per share in the fourth quarter of 2025, reflecting our commitment to returning capital to shareholders in an efficient way.

Alongside these meaningful accomplishments, the more than 600 employees of our community bank and wealth management firm subsidiaries served our communities through ongoing financial literacy education and volunteerism. We also continued to support local non-profits through grant funding. Details on these efforts and the other ways we seek to give back are outlined in our 2025 Community Report, which is available at Five-StarBank.com.

We cordially invite you to our 2026 Annual Meeting of Shareholders on Wednesday, May 20, 2026, at 10:00 am, Eastern Time. The meeting will be held in virtual format through a live webcast. You will be asked to vote on several items including the election of directors, compensation of our named executive officers (the say-on-pay vote), and the ratification of the appointment of RSM US LLP to serve as our independent registered public accounting firm for 2026.

Your vote is important, and we encourage you to read the proxy statement and vote your shares as promptly as possible. Proxy materials are again being provided via the internet this year, expediting delivery to shareholders, supporting effective expense management and reducing the environmental impact of our meeting. Please find information on how to attend the annual meeting, vote and submit questions in the attached notice of annual meeting.

On behalf of the Company’s executive and senior leadership team, I thank you for your continued support of and investment in Financial Institutions, Inc.

Sincerely,

Martin K. Birmingham

President and Chief Executive Officer

April 6, 2026

Financial Institutions, Inc.

Cautionary Statement Regarding Forward-		Program Elements and Pay Decisions	39
Looking Statements	1	Compensation Process	46
Notice of the Annual Meeting of Shareholders	2	Other Factors Affecting Executive Compensation	50
2026 Annual Meeting Information	2	Management Development & Compensation
Annual Meeting Business	2	Committee Report	52
How to Vote	2	Executive Compensation Tables	53
Corporate Governance and Board Matters	4	Summary Compensation Table	53
Separate Chair and Chief Executive Officer	4	All Other Compensation	54
Board of Directors Role in Risk Oversight	4	2025 Grants of Plan-Based Awards	55
Board and Management Succession Planning	4	Outstanding Equity Awards at
Shareholder Engagement	5	December 31, 2025	56
Director Resignation Policy	5	Restricted Stock Vested in 2025	56
Director and Executive Stock Ownership Policies	5	Pension Benefits	57
Policy Prohibiting Insider Trading and Related		Stock Option Award Policy	58
Procedures	6	Potential Payments Upon Termination of
Code of Ethics	6	Employment or Change in Control	59
Certain Relationships and Related Party		Management Development & Compensation
Transactions	7	Committee Interlocks and Insider Participation	61
Corporate Strategy and Enterprise Risk		CEO Pay Ratio	61
Management	8	Pay Versus Performance	62
Board Composition and Director Nominees	9	Relationship Disclosure	64
Communication with Our Board	11	Performance Metrics	65
Proposal 1. Election of Directors	12	Proposal 3. Ratification of Appointment of
Business Experience and Qualification of Directors	13	Independent Registered Public Accounting Firm	66
Biographies – Director Nominees	13	Audit Committee Report	67
Biographies – Directors Continuing in Office	16	Our Executive Officers	68
Board of Directors Skills Matrix	20	Stock Information	70
Board and Committee Meetings	22	Security Ownership of Certain Beneficial Owners and
Committees of the Board	22	Management	70
Director Compensation	27	Delinquent Section 16(a) Reports	72
Annual Meeting Attendance	28	Future Shareholder Proposals	72
Proposal 2. Advisory Vote to Approve the		Information About the Meeting	73
Compensation of Our Named Executive Officers	29	General Information	73
Executive Compensation	30	Voting Matters	73
Compensation Discussion and Analysis		Other Matters	75
Introduction	30	Appendix A — Reconciliations of GAAP to
Executive Summary	30	Non-GAAP Financial Measures	A-1
Shareholder Input and Outreach	37

Financial Institutions, Inc.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

CAUTIONARY STATEMENT REGARDING FORWARD- LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future results or events and include, among others:

•
statements with respect to the beliefs, plans, objectives, and expectations regarding the initiatives and goals of Financial Institutions, Inc. (“FII”) and its subsidiaries (collectively the “Company”); and
•
statements preceded by, followed by or that include the words “aim,” “believe,” “commit,” “goal,” “intend,” “plan,” “potential,” “strive,” or similar expressions.

These forward-looking statements are based on management’s current expectations and beliefs and are not guarantees of future results, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this Proxy Statement. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, please see the risks and other factors detailed from time to time in the Company’s most recent periodic reports on Form 10-K and Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”).

We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Except as required by law, we do not undertake, and specifically disclaim any obligation to publicly release any revisions to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

2026 Proxy Statement 1

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

2026 ANNUAL MEETING INFORMATION

Meeting Date:	May 20, 2026

Virtual Meeting Place:	https://edge.media-server.com/mmc/p/xijmtidi

Meeting Time:	10:00 a.m. (Eastern)

Record Date:	March 23, 2026

To attend, vote and submit questions during the Annual Meeting, visit https://edge.media-server.com/mmc/p/xijmtidi and enter the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. Online access to the webcast will open approximately one hour prior to the start of the Annual Meeting.

For additional information about our Annual Meeting, see “Information About the Meeting” on page 73.

ANNUAL MEETING BUSINESS

The Annual Meeting of Shareholders of Financial Institutions, Inc. will be held for the following purposes:

1.
To elect five directors nominated by the Board of Directors (the “Board”) to serve until the 2029 Annual Meeting.
2.
To approve, on an advisory basis, the compensation of our named executive officers.
3.
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2026.
4.
To transact such other business as may properly come before the Annual Meeting.

Owners of Financial Institutions, Inc. common stock at the close of business on the meeting record date of March 23, 2026, or their legal proxy holders, are entitled to vote at our Annual Meeting.

HOW TO VOTE

Your vote is important, and we encourage you to vote promptly, whether or not you plan to attend the Annual Meeting. For more information on how to vote your shares, please refer to “Voting Matters” on page 73.

By Internet	By Mail	During the Meeting
Vote 24/7 www.voteproxy.com	Cast your ballot, sign your proxy card and send by pre-paid mail	You will need the control number that appears on your proxy card or notice to vote during the virtual meeting.

Please note that we are furnishing proxy materials and access to our Proxy Statement to our shareholders via the Internet instead of mailing printed copies to each of our shareholders. By doing so, we save costs and reduce our impact on the environment.

2 Financial Institutions, Inc.

NOTICE OF THEANNUAL MEETING OF SHAREHOLDERS

Beginning on April 6, 2026, we will mail or otherwise make available to each of our shareholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials and vote online. If you attend the Annual Meeting virtually, you may withdraw your proxy and vote online during the Annual Meeting if you so choose.

By Order of the Board of Directors,

Samuel J. Burruano, Jr.
Chief Legal Officer and Corporate Secretary

220 Liberty Street Warsaw, New York 14569 April 6, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Wednesday, May 20, 2026: this proxy statement and the 2025 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2025, are available at www.astproxyportal.com/ast/14563 and on our website www.FISI-Investors.com.

2026 Proxy Statement 3

CORPORATE GOVERNANCE AND BOARD MATTERS

CORPORATE GOVERNANCE AND BOARD MATTERS

FII is the parent company for Five Star Bank and Courier Capital, LLC, which we collectively refer to in the proxy statement as the “Company,” “we,” “our” or “us.” Throughout the proxy statement, we refer to Five Star Bank as the “Bank.” We refer to our combined workforce as “Five Star.”

Our Corporate Governance Guidelines and other key governance policies and documents, including the charters for each of our standing Board committees, stock ownership requirements, and our codes of conduct and ethics are available on our website at www.FISI-Investors.com by clicking on “Governance,” then on “Governance Documents.” Information available on our website is not a part of, and is not incorporated into, this proxy statement.

SEPARATE CHAIR AND CHIEF EXECUTIVE OFFICER

The Board believes that effective corporate governance is best accomplished if the roles of Chair of the Board and Chief Executive Officer (“CEO”) are separated. The Board believes that separating these two positions allows each person to focus on their individual responsibilities, which is essential in the current business and economic environment. Under this structure, our CEO can focus attention on the day-to-day operations and performance of the Company and work to implement our long-term, Board-approved strategic plan. At the same time, our non-executive Chair of the Board can focus attention on long-term strategic issues, setting the agenda for and presiding at Board meetings, working collaboratively with other Board members and providing insight and guidance to our CEO through regular interaction.

BOARD OF DIRECTORS ROLE IN RISK OVERSIGHT

The Board is actively engaged in the oversight of the prudent management of risk and ensures strategic objectives are aligned with our risk appetite. The Board approves our Risk Appetite Statement that is linked to our Board-approved strategic plan, overarching Enterprise Risk Management (“ERM”) Program and underlying Compliance Management Program and Policy, Fair Lending Policy and Program, Community Reinvestment Act (“CRA”) Policy and Program, Bank Secrecy Act and Anti-Money Laundering (“BSA/AML”) Policy and Program, Codes of Conduct and Ethics, Information Security Policy, Business Continuity Plan, Incident Response Plan, Anti-Fraud Policy and Program, and Risk Management Policy and approves updates to each annually to ensure that our risk framework remains relevant and current to address evolving external and internal risks. Our Board committees have subject matter expertise and conduct primary oversight of certain risks that may affect us. The Board’s Risk Oversight Committee has oversight of our credit, capital, liquidity and funding, market, strategic, operational, compliance (including Fair and Responsible Banking, BSA/AML and CRA), legal, physical security, cybersecurity and electronic data processing risks, among others. The Board’s Audit Committee oversees disclosure of financial risks, including those that could arise from our accounting and financial reporting processes and from financial disclosure relative to cybersecurity and other matters, in addition to complaints that may raise material financial or ethical concerns. The Board’s Management Development and Compensation (“MD&C”) Committee oversees risks arising from our compensation policies and programs.

BOARD AND MANAGEMENT SUCCESSION PLANNING

Our Board believes that director refreshment is an important component of good corporate governance. More than half of the Board’s 11 current independent directors have joined since 2016. Four directors have joined since 2021, including two in 2025, and two new director nominees are up for election this year. Board of Director succession planning is overseen by the Board’s Nominating and Governance (“Governance”) Committee and is further described on page 25.

The Board’s MD&C Committee has active oversight of our CEO succession and development plans, including discussion regarding performance of the Company’s leadership team with a focus on key positions at the executive officer level. This planning and recurring oversight reflects our strong commitment to recruiting, developing and retaining highly qualified senior and executive leaders, and our support for employee development and internal succession opportunities. Succession planning provides our organization with alternatives in the event of both planned and unplanned succession needs.

4 Financial Institutions, Inc.

CORPORATE GOVERNANCE AND BOARD MATTERS

SHAREHOLDER ENGAGEMENT

We believe that strong corporate governance includes consistent engagement with our shareholders. We engage with shareholders on a variety of topics and in a variety of ways throughout the year to ensure that we are addressing questions and concerns and to seek input on policies and practices. Members of our executive team, including our CEO and Chief Financial Officer (“CFO”), regularly engage in meaningful dialogue with our shareholders through quarterly earnings calls, industry conferences, non-deal road shows, one-on-one meetings and other channels of communication, supported by our Director of Investor Relations and Corporate Communications. When shareholders are likely to have questions relevant to their areas of focus, other members of our executive management team, which may include our Chief Legal Officer and Corporate Secretary and our Chief Human Resources Officer, participate in these communications. Topics discussed at these meetings are shared with our Board, Governance and MD&C Committees, and our independent Board Chair and Committee Chairs are made available for meetings when requested by shareholders, reflecting the Board’s commitment to shareholder engagement.

To supplement this ongoing engagement, we conduct a proactive annual outreach to many of our largest shareholders and have conversations regarding corporate governance, financial performance, executive compensation and other topics of interest to our shareholders. Our most recent outreach effort, initiated in the third quarter of 2025, with most meetings taking place during the fourth quarter of 2025, included two dozen of our largest shareholders representing approximately 58% of outstanding common shares as of September 30, 2025. Shareholder feedback is regularly reviewed and considered by the Board and its committees and is reflected in adjustments to our policies and practices. Please refer to the “Shareholder Input and Outreach” section on page 37 for an overview of compensation-related matters that were discussed and how they were addressed by the Company.

DIRECTOR RESIGNATION POLICY

Our Board has adopted a director resignation policy for director nominees who receive a majority of WITHHELD votes. The policy is incorporated into our Corporate Governance Guidelines. If the election is uncontested (the number of director nominees does not exceed the number of Board seats up for election and proxies are not being solicited by anyone other than us), once the vote has been tabulated and certified and it is established that a director nominee received more WITHHELD votes than FOR votes (with abstentions and broker non-votes not counted as either), the director must immediately submit his or her resignation to the Board.

On receipt of the resignation, the Board’s Governance Committee will evaluate what is in the best interests of the Company and its shareholders and will make a recommendation to the independent directors of the Board. The recommendation may include accepting or rejecting the resignation or taking other appropriate action, which may include addressing the perceived cause of the WITHHELD votes or determining that the director should not stand for re-nomination in the future. Within 90 days of the Annual Meeting, the independent directors will determine the action to be taken and a public announcement will be promptly made. Directors do not participate in deliberations or determinations relating to matters in which they have an interest.

DIRECTOR AND EXECUTIVE STOCK OWNERSHIP POLICIES

Stock Ownership Requirements

To demonstrate strong commitment to our Company and sound corporate governance, members of our Board and Executive Management Committee (“EMC”) (members identified by footnote 1 to Executive Officers listed on page 68) must comply with the Director and Executive Stock Ownership Requirements (“Stock Requirements”) approved by our Board. Annually, the Governance and MD&C Committees review the Stock Requirements for participant compliance of Directors and EMC members, respectively, and make recommended changes to the Board to ensure they remain current and reflective of industry practices and investor expectations.

2026 Proxy Statement 5

CORPORATE GOVERNANCE AND BOARD MATTERS

Current Stock Requirements are set forth as follows:

Position	Required Ownership
President and CEO	3x Annual Base Salary
Executive Vice Presidents	1.5x Annual Base Salary
Other Members of EMC	1x Annual Base Salary
Non-employee Directors	3x Annual Cash Retainer

Pursuant to the Stock Requirements, directors and EMC members are deemed the owner of shares they own outright, shares owned indirectly (e.g. by a spouse or a trust) if the Participant has a pecuniary interest in such shares, vested restricted stock or other vested stock-based awards (excluding options) granted under FII or Five Star Bank’s incentive plans or other equity compensation arrangements, unvested restricted stock/units subject only to time-based vesting requirements and shares of our stock held by the individual in the Company stock fund of our 401(k) plan. Unexercised options and unvested performance-contingent shares/units are not counted towards meeting the requirements. No directors or officers held any stock options as of December 31, 2025.

In 2025, all directors and EMC members are in compliance with Stock Requirements.

Clawback Provisions

In connection with the SEC’s and Nasdaq’s rules requiring adoption of a clawback policy applicable to incentive-based compensation for Section 16 officers of listed companies, the Company has adopted the Financial Institutions, Inc. Clawback Policy. If the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Company will recoup any erroneously awarded incentive-based compensation paid during the three completed fiscal years immediately preceding such restatement from the Company’s current and former Section 16 officers as set forth in this policy, provided that such individuals served as Section 16 officers at any time during the applicable performance period. Pursuant to the policy, the MD&C Committee shall determine the terms of any required repayment and its determination shall be final, conclusive, and binding. To date, no clawback action has been required.

Derivatives, Pledging and Hedging Policy

Our Insider Trading Policy prohibits all employees and members of our Board of Directors from pledging shares on margin, trading in derivative securities of our common stock or engaging in the purchase or sale of any other financial instruments (including forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our common stock.

POLICY PROHIBITING INSIDER TRADING AND RELATED PROCEDURES

Our Insider Trading Policy governs the purchase, sale, and other dispositions of the registrant's securities by directors, senior management, and employees and we believe that it is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq exchange listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024.

CODE OF ETHICS

Expectations for our directors, officers and employees are memorialized in our Code of Business Conduct and Ethics Policy (“Code of Ethics”) that is annually reviewed and approved by our Board of Directors. The Code of Ethics is applicable to all employees and covers professional conduct, including, but not limited to, conflicts of interest, safeguarding of confidential information, protecting company assets, anti-trust compliance, fair and responsible banking, and financial responsibility. New and existing employees and directors (on an annual basis) are required to acknowledge receipt of and compliance with the Code of Ethics.

6 Financial Institutions, Inc.

CORPORATE GOVERNANCE AND BOARD MATTERS

Additionally, we have a code of ethics for the CEO, CFO and senior financial officers that sets additional and heightened expectations for honest and ethical conduct and compliance with applicable laws, rules and regulations applicable to financial related matters (this code of ethics and the Code of Ethics collectively are referred to as “Ethics Codes”). Each applicable employee and director must annually review and affirm their intent to comply with the Ethics Codes.

Current versions of these codes may be viewed on our website at www.FISI-Investors.com by clicking on “Governance,” then on “Governance Documents.” Exceptions or amendments to any provision of the Ethics Codes must be approved by the Chief Compliance Officer (“CCO”) and reported to and ratified or approved by the Board. We intend to notify shareholders of any exceptions or amendments granted on our website at www.FISI-Investors.com. We did not grant any exceptions or approve any amendments during 2025 and our investor website includes the current versions of the Ethics Codes.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Related Party Transactions Policy is similarly reviewed and updated annually and provides for the handling and oversight of related party transactions, as defined under Item 404(a) of SEC Regulation S-K. Our CCO is notified when a potential related party transaction is being contemplated. Potential transactions are referred to the Board’s Audit Committee to determine whether the transaction is a related party transaction. If the Audit Committee determines that the potential transaction is a related party transaction, the Committee decides whether to approve or decline the proposed transaction. In determining whether to approve a potential related party transaction, the Audit Committee considers regulatory requirements, whether the transaction is consistent with the Ethics Codes, and all other factors it deems appropriate using its business judgment.

During 2025, certain of our directors and executive officers and their respective affiliates were customers of and had loans and/or other transactions with us. Except as set forth below, loans and other transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time they were made for comparable loans and other transactions with persons not related to us. These loans and other transactions did not involve more than the normal risk of collectability or present other unfavorable features to the Company. Presently, we have such loans and expect to have similar loans with our directors, executive officers, 5% or greater shareholders and their affiliates in the future.

All loans to the Bank’s directors and executive officers are made in conformity with the Federal Reserve Act and applicable regulations. The Bank provides certain banking benefits to its employees, including its executive officers, through an employee banking program. Pursuant to that program, employees are entitled to modest interest rate discounts on certain residential real estate and consumer loans. Federal regulations permit executive officers to receive the same terms that are widely available to other employees as long as the executive officers are not given preferential treatment compared to other participating employees.

The following table sets forth loans made by the Bank to its executive officers where the largest amount of all indebtedness outstanding during the year ended December 31, 2025 exceeded $120,000, and where the borrowers received reduced interest rates pursuant to the employee banking program described above.

			As of or For the Year Ended December 31, 2025

Executive Name	Position	Type of Loan	Largest Aggregate Principal Balance	Interest Rate	Principal Balance	Amount of Principal Paid	Amount of Interest Paid

W. Jack Plants II	Chief Financial Officer and Treasurer	Residential Mortgage	$313,981	2.750%	$297,174	$16,807	$8,424
Blake G. Jones	Chief Marketing Officer	Residential Mortgage	541,903	6.375%	527,304	14,599	34,125

2026 Proxy Statement 7

CORPORATE GOVERNANCE AND BOARD MATTERS

CORPORATE STRATEGY AND ENTERPRISE RISK MANAGEMENT

Strategic Planning Process

We recognize that driving long-term sustained value requires sound and prudent strategic planning and execution. Accordingly, our Board of Directors approves and then regularly reviews execution on the Company’s strategic plan, the environment in which we operate, our risk profile, regulatory expectations, and the progress we are making toward the goals we set.

Our Board has established a three-year strategic plan that clearly defines strategic priorities and underlying business unit objectives, which are set against a Board-approved Risk Appetite Statement. The Company’s Risk Appetite Statement summarizes the risk appetite for each Line of Business and the level and types of risk that the Company is willing to accept in executing its strategy. The Board reviews and approves updates to the three-year strategic plan and Risk Appetite Statement annually to ensure that they remain current and relevant. The annual review process is robust, with Directors assessing the strategic plan during a two-day offsite retreat, historically held in the third quarter, and the Board and its Executive Committee providing continued feedback through Board approval in January. The resulting updated plan, including underlying key performance indicators (“KPIs”), is approved by the Board at the beginning of each year, and execution against the plan and performance of the KPIs are reviewed throughout the year by the Board and its Executive Committee.

Risk Management Philosophy and Enterprise Risk Management Program

We also recognize that risk is an inherent part of our daily business and activities as a financial services institution. Given the complex and evolving nature of our lines of business, we invest time and resources in maintaining a risk management culture that is incisive and knowledgeable and subject to ongoing review and enhancement to align with our evolving risk profile as well as our commitment to ownership, accountability and transparency.

Through robust and comprehensive risk management programs, underlying policies and controls, and a comprehensive governance framework in which Management and Board Committees provide focused oversight over risk management, we seek to effectively manage the various risks we face. These programs, policies and frameworks are influenced by our risk management philosophy, which focuses on achieving risk-adjusted returns through prudent risk-taking that is intended to protect shareholder value, manage unpredictability of risks, and minimize potential adverse impact on operating performance and financial condition.

Risks are primarily identified and managed through our Board-approved ERM Program, which helps to holistically manage the various risks that the Company is exposed to in pursuit of its strategic objectives, including but not limited to strategic, credit, market, liquidity, operational, compliance, legal, and reputational risks through early identification of emerging internal and external issues or events which have the potential to impact our strategic objectives. The ERM Program, coupled with underlying area-specific risk programs (e.g. Bank Secrecy Act and Office of Foreign Asset Controls (“OFAC”), Fair Lending, CRA, Information Security, Fraud) and an effective policy framework, allows us to establish appropriate risk mandates and limits, which enables and controls specific risk-taking activities.

Management of risk is embedded into each level of the Company, with all associates responsible for the awareness and management of risks. This is done by specifying responsibilities through a “Three Lines of Defense” model where each line is overseen by the next, resulting in a strong risk management framework with independence and robust governance. Under this model, the Company’s risk management and compliance functions, respectively, operate independently from the lines of business, enabling second line of defense risk leaders to effectively challenge business leaders. The Company’s risk management and compliance functions are responsible for defining policies and frameworks for the management of risk across the Company. We also deploy a separate and independent internal audit function that reports directly to the Board’s Audit Committee, and serves as the Company’s third line of defense to risk.

Governance Structure

Company and Board committees provide strong oversight over the administration of our ERM and other documented risk programs. Management-level Risk committees include, but are not limited to, the Company Compliance Committee, BSA/AML and OFAC Committee, the Fraud Prevention Committee, and the Allowance Committee, each of which report into the Executive-level Company Risk Committee (“CRC”). The CRC reports into the Risk Oversight Committee of the Board and ultimately the Board of Directors.

8 Financial Institutions, Inc.

CORPORATE GOVERNANCE AND BOARD MATTERS

Our ERM and other documented risk programs are updated at least annually through approvals by our Company Risk Committee, Board Risk Oversight Committee, and Board, and include the conduct of risk assessments and testing, complaint management with root cause analysis, the administration of appropriate training and Board oversight. The Board’s Risk Oversight Committee oversees the performance and administration of our ERM program, including the status of various key risk indicators and the level of the risk metrics set forth in the Program.

Our incentive plans are reviewed by our CCO and Chief Risk Officer (“CRO”), key leaders in our second line of defense, before they are implemented. The CRO certifies that the incentive plans are in compliance with regulatory requirements and do not encourage inappropriate risk-taking. The MD&C Committee reviews the CRO’s annual incentive plan report and certification, providing requisite Board oversight. The Board’s MD&C Committee also tracks and evaluates executive performance against achievement of strategic initiatives while prudently managing associated risks.

Cybersecurity Risk Management

Based on the complex and continuously evolving cybersecurity threat landscape, we established, manage and continually enhance an enterprise-wide Information Security Program (“ISP”). The ISP is based on the National Institute of Standards and Technology (“NIST”) Cybersecurity Framework (“CSF”). The CSF provides guidance for organizations to better manage and reduce cybersecurity risk while also helping them understand, assess, prioritize and communicate cybersecurity risks and mitigation. The ISP encompasses critical management components such as risk management, asset management, access controls, cyber awareness training, data security, detection and response, incident response and business continuity. The ISP is designed and implemented to comply with or exceed regulatory control requirements. Multiple internal and independent third-party assessments and audits are conducted annually to ensure our compliance with ISP policies, controls and regulatory requirements. Assessments are also leveraged to continually enhance the program to support emerging risks, such as threats enhanced through artificial intelligence (“AI”). The execution of the ISP relies on our committed investment in people, processes and technology. We have invested in market-leading technology and award-winning security partners to execute key processes that minimize risk and ensure the confidentiality, integrity and availability of Company assets.

The Board is actively engaged in the oversight and prudent management of risk, including those relating to cybersecurity and regulatory compliance. A comprehensive program update is delivered to the Board annually by the Chief Information Security Officer (“CISO”). The Board annually reviews and approves the ISP and related Information Security policies to ensure alignment with the Company’s risk appetite and strategic defense amidst the evolving cybersecurity risk landscape.

BOARD COMPOSITION AND DIRECTOR NOMINEES

Director Independence and Qualifications

Our Corporate Governance Guidelines require that a majority of our directors be independent under the listing standards of the Nasdaq Stock Market (“Nasdaq”). Only one management director, generally the CEO, will be permitted to serve on our Board at any given time. A director will not be considered “independent” unless our Board affirmatively determines that the director meets the applicable requirements of the SEC and Nasdaq and has no relationship with the Company that would interfere with the exercise of his or her independent judgment. The Board and its Governance Committee have determined that each of our directors, except for President and CEO Martin K. Birmingham, is independent in accordance with the standards set forth by the SEC and Nasdaq.

One of the Board’s most important responsibilities is identifying, evaluating and selecting Board candidates. The Board’s Governance Committee is responsible for making recommendations to the Board relative to director succession and refresh, reviewing the qualifications of potential candidates and making recommendations to the Board regarding candidates for election and to fill vacancies that may occur between annual meetings of shareholders. The Board’s Governance Committee is also responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of directors.

Consistent with the Corporate Governance Guidelines, the Board’s Governance Committee selects director nominees based on character, expertise, judgment, ability to make independent analytical inquiries, business experiences, understanding of the Company’s business environment, ability to make time commitments to the Company, demonstrated teamwork and ability to bring unique and diverse perspectives and understandings to the Board.

2026 Proxy Statement 9

CORPORATE GOVERNANCE AND BOARD MATTERS

The Board values a variety of experiences, perspectives and skill sets among its individual directors. When identifying Board candidates, consistent with our Corporate Governance Guidelines, the pool of candidates from which the Board’s Governance Committee recommends nominees will include diverse candidates, considering the diversity of Board members’ skills, experiences, age, race, ethnicity, gender and sexual orientation, in addition to the qualities highlighted above. The Board seeks to balance the value that longevity of director service can bring to the Company with the value of new ideas, perspectives and insights that come with the addition of new members to the Board.

INDEPENDENCE		BOARD REFRESHMENT
92%	of current directors are independent	4	current directors have joined the Board within the last 5 years

TENURE

The Board’s approach to refreshment helps ensure institutional knowledge is balanced with fresh perspective

Composition of Our Directors

The Board believes that the composition of the board in terms of experience, perspectives, skill sets and background that our directors bring add value to its decision-making and oversight of the Company, and this is reflected in the make-up of the Board and in its ongoing commitment to director refreshment. Of the Board’s current independent directors, four have joined in the last five years. In addition, two new director nominees are up for election this year.

Tenure and Board Refreshment

Our Board believes that director refreshment is an important component of good corporate governance. More than half of the Board’s 11 current independent directors joined since 2016. Four directors have joined since 2021, including two in 2025, and two new director nominees are up for election this year. In 2021, the Board also elected a new Board chair. As outlined on page 20, the Board utilizes a skills matrix developed and approved by its Governance Committee to facilitate the comparison of its directors’ skills versus those deemed necessary to provide appropriate oversight over the Company’s operations and current strategy. The matrix serves as an important director succession planning tool the Board’s Governance Committee utilizes to recommend candidates to be nominated for election to the Board as it considers opportunities for director refreshment. The Board’s Governance Committee continued to discuss implementing age and term limits for members of our Board of Directors in 2025 and decided against recommending any changes observing the level of director refresh that has occurred, deep experience and significant contributions being made by directors, past shareholder voting history, the Company’s Director Resignation Policy and other factors bearing on director succession.

Director Orientation

The Board believes that its new director orientation program is a critical part of a new independent director’s on-boarding process.

In connection with our Board’s commitment to director refreshment, the Company and the Board have developed a comprehensive orientation program for new independent directors who are appointed or elected to the Board. The program consists of training in a wide variety of topics relevant to their directorships including an overview of their duty of care and loyalty, independence, conflicts of interest, the duty of confidentiality, the Company’s governance documents, the Board’s structure and its standing committees, and organizational structure. Additionally, each newly elected Director is provided with core governance, strategic, and risk documents and meets in person with our President and CEO and each EMC member to discuss core operational, strategic and risk related considerations. Newly elected directors also meet with our Board Chair and the Chair of the Board Committees that the new Director serves on, and new members of the Board’s Audit Committee meet with our Internal Audit Director.

10 Financial Institutions, Inc.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Training

Our Directors are expected to maintain skills needed to serve on the Board. To help promote and facilitate training, we provide our Directors with subscriptions to Bank Director and the National Association of Corporate Directors, which provide relevant news, resources, and training materials, and reimburse Directors to attend conferences and webinars to areas of oversight they provide to our Company.

During the year, Risk and Compliance leaders deliver in-person board room training on core risk and compliance topics including risk management and cybersecurity, BSA/AML and OFAC, regulatory, Fair Lending, CRA, Regulation O, and Regulation W compliance.

Supplementing training received through the aforementioned subscriptions and in-person board room training, our Board expects directors to attend professional training and educational programs related to their directorships to stay abreast of developments in corporate governance, corporate management, the financial services industry, and “best practices” relative to both their service in our Board and on the standing Board committees they serve on. The Board’s Governance Committee, by way of authority delegated to it by the Board, sets professional development expectations of Directors and provides oversight over Director professional development.

Board Self-Assessment

The Board is committed to regularly assessing its own performance to identify its strengths as well as areas in which it may improve performance. The annual self-evaluation process, which is established by the Board’s Governance Committee, involves each independent Director completing annual written evaluations of the performance of the Board Chair, each Board Committee, and the full Board. The evaluations are reviewed and discussed by both the Board’s Governance Committee and full Board and the consideration of actions to improve Board performance. To supplement the annual evaluation process of Board and Board Committee performance, the Chair of the Board shares constructive feedback received from individual meetings the Chair has with Directors throughout the year with the Board’s Governance Committee.

Shareholder Nominees

The Board’s Governance Committee will consider nominees for the Board recommended by shareholders. Information regarding this process is provided in our Corporate Governance Guidelines and in our Amended and Restated Bylaws (our “Bylaws”) and is further discussed in “Committees of the Board—Nominating & Governance Committee” on page 25.

COMMUNICATION WITH OUR BOARD

Shareholders may communicate with the Board of Directors or any individual director by sending the communication to the attention of our Corporate Secretary at our corporate headquarters at 220 Liberty Street, Warsaw, NY 14569. Any communication received will be forwarded to the Board or individual directors, as appropriate.

2026 Proxy Statement 11

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

PROPOSAL 1. ELECTION OF DIRECTORS

Our Bylaws provide for a classified Board of Directors, with directors divided into three classes of approximately equal number. One class is typically elected at each annual meeting of shareholders for a term expiring at the third successive annual meeting and until their respective successors have been elected and qualified. The Board of Directors is authorized by our Bylaws to determine, from time to time, the number of directors that constitute our Board. The Board size is currently set at twelve members and is expected to be increased to thirteen members at the call to order of the 2026 Annual Meeting and upon the retirement of current director Donald K. Boswell and the election of the five director nominees. The nominees for director at the 2026 Annual Meeting are:

•
David P. Bovenzi
•
Andrew W. Dorn, Jr.
•
Steven C. Finch
•
Robert M. Glaser
•
Susan R. Holliday

Ms. Holliday and Messrs. Bovenzi, Dorn, Finch and Glaser have been nominated by the Board of Directors, upon the recommendation of the Board’s Governance Committee, to stand for election for a term expiring at the Company’s annual meeting to be held in 2029 and until his or her respective successor is duly elected and qualified.

The nominees recommended by the Board of Directors have consented to serve as nominees for election to the Board and to serve as members of the Board if elected by the Company’s shareholders. As of the date of this proxy statement, the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board, upon the recommendation of the Board’s Governance Committee, may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees.

The following pages contain a biography of each director nominee and director continuing in office with information regarding the individual’s service as a director, business and other experiences, director positions and information regarding experiences and qualifications considered by the Board’s Governance Committee and the Board.

Ages shown are as of March 23, 2026. No director, director nominee or executive officer has any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

The Board of Directors unanimously recommends that shareholders elect nominees David P. Bovenzi, Andrew W. Dorn, Jr., Steven C. Finch, Robert M. Glaser and Susan R. Holliday and recommends that you vote

“FOR ALL NOMINEES”

12 Financial Institutions, Inc.

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS AND DIRECTOR NOMINEES

DIRECTOR BIOGRAPHIES — NOMINEES

DAVID P. BOVENZI

Director Nominee New Term Expires: 2029 Age: 55 Independent	Business Experience
	–	Chief Investment Officer, Grand Oaks Capital, since 2016
	–	Managing Director and Portfolio Manager, Bank of America Private Bank 1995-2016
Current Public Company Boards
	–	Eastman Kodak Co. (NYSE: KODK)
Current Other Company Boards
	–	3AM Innovations; Bolt Technologies; Dinamic OR; HelloTeam; Heretto; Kickfurther; Splash Financial; Token: and Viridi Parente
Current Nonprofit Boards
	–	McQuaid Jesuit
Past Nonprofit Boards
	–	Compeer Rochester (Treasurer)
	–	Hillside Children’s Center
Education
	–	St. John Fisher University
	–	MBA, St. John Fisher University

ANDREW W. DORN, JR.

Director Since: 2014 Term Expires: 2026 New Term Expires: 2029 Age: 75 Independent Committee Membership: • Management Development & Compensation (Chair) • Executive • Risk Oversight	Business Experience
	–	Chair, Coal Ash Recycling, LLC, since 2021
	–	Co-Managing Director of Energy Solutions Consortium, LLC (2015-2021)
	–	Managing member of Moundsville Power LLC (2012-2015)
	–	Chair and Chief Financial Officer of Demand Response Partners, Inc. (2008-2015)
	–	President and Chief Investment Officer of Hunterview LLC (2008-2013)
	–	Led formation of Great Lakes Bancorp, parent company of Greater Buffalo Savings Bank; President and CEO (1997-2008)
	–	Led formation of Jamestown Savings Bank; President and CEO (1994-1997)
Current Other Company Boards
	–	Independent Health Association
Past Public Company Boards
	–	Great Lakes Bancorp
Past Nonprofit Boards
–

Brooks Memorial Hospital (Vice Chair); Buffalo Urban League; Chautauqua County Fund for the Arts (Chair); D’Youville College (Chair); Health Foundation for Western & Central New York; Northern Chautauqua Chamber of Commerce (President); The Western New York Foundation; United Way of Chautauqua County (Vice Chair); and several other local community and nonprofit boards

Education
	–	University at Buffalo-State University of New York
	–	MBA, Canisius College

2026 Proxy Statement 13

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

STEVEN C. FINCH

Director Nominee New Term Expires: 2029 Age: 67 Independent	Business Experience
	–	Principal, Avision Consulting LLC, since 2023
	–	President of Manufacturing and Director of Community Engagement, Viridi Parente (2021-2023)
	–	Senior Vice President of Automotive Services, AAA Western and Central New York (2017-2021)
–

Deep manufacturing and operational leadership experience during more than 40-year career at General Motors, including 15 years as Plant Manager overseeing locations in Tonawanda, New York and Flint, Michigan

Current Public Company Boards
	–	Allient (NASDAQ: ALNT)
	–	National Fuel Gas Company (NYSE: NFG)
Past Other Company Boards
	–	AAA of Western and Central New York
Current Nonprofit Company Boards
	–	Community Foundation of Greater Buffalo (Chair)
	–	Northland Workforce Training Center (Chair)
Past Nonprofit Boards
	–	Buffalo Urban League (Chairman)
	–	Roswell Park Alliance Foundation
	–	United Way of Buffalo and Erie County (Chairman)
	–	Michigan Technical Education Center, Mott Community College
Education
	–	BS, Kettering University (formerly General Motors Institute)

ROBERT M. GLASER, CPA

Director Since: 2014 Term Expires: 2026 New Term Expires: 2029 Age: 79 Independent Committee Membership: • Audit (Chair) • Executive	Business Experience
	–	Certified Public Accountant and President of Glaser Consulting, LLC, a strategic consulting company, since 2016
	–	Retired Chair of the Board of Freed Maxick CPAs, P.C. (1994-2015)
	–	Joined Freed Maxick CPAs, P.C. as a partner in 1981 and served as Chair and Managing Director (1994-2011)
	–	Price Waterhouse (1968-1981)
Past Appointed Positions
	–	Chair of the Erie County Fiscal Stability Authority
	–	Independent Judicial Election Qualification Commission for the Eighth Judicial District
Current Other Company Boards
	–	Independent Health Association
	–	NA Realty Fund II
	–	Noco, Inc.
Past Nonprofit Boards
	–	Audit Committee for Kaleida Health; CPA Associates, Inc.; and several nonprofit and cultural boards in Western New York
Education
	–	Canisius College

14 Financial Institutions, Inc.

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

SUSAN R. HOLLIDAY

Director Since: 2002 Chair Since: 2021 Vice Chair: 2020-2021 Term Expires: 2026 New Term Expires: 2029 Age: 70 Independent Committee Membership: • Executive (Chair)	Business Experience
	–	CEO of Dumbwaiter Design, LLC, a former full-service web and app design and development firm (2011-2023)
	–	President and Publisher of the Rochester Business Journal (1988-2016)
Past Public Company Boards
	–	Rochester Gas & Electric Corp
Past Other Company Boards
	–	Complemar Partners, Inc.
	–	Key Bank of New York
Current Nonprofit Boards
–

Greater Rochester Chamber of Commerce (Past Chair); Health Care Trustees of New York State (Past Chair); Healthcare Association of New York State; Riedman Foundation (Trustee); Rochester Institute of Technology (Vice Chair); and University of Rochester Medical Center (Past Chair)

Past Nonprofit Boards
	–	MCC Foundation; Rochester Museum & Science Center (Chair); United Way of Greater Rochester (Vice Chair); and various additional community and nonprofit boards
Education
	–	Cornell University
	–	MBA, Rochester Institute of Technology

2026 Proxy Statement 15

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

DIRECTOR BIOGRAPHIES — DIRECTORS CONTINUING IN OFFICE

MARTIN K. BIRMINGHAM

Director Since: 2013 Term Expires: 2028 Age: 59 President & CEO	Business Experience
	–	President, Chief Executive Officer and Director of the Company and the Bank since 2013
	–	President and Chief of Community Banking of the Bank (2012-2013)
	–	Commercial Banking Executive and Rochester Region President of the Bank (2005-2012)
	–	President, CEO and Director of former subsidiary, The National Bank of Geneva (2005)
	–	President of Rochester Region, Bank of America (2004-2005)
	–	Progressive corporate banking roles including Regional President, Fleet Financial Group/ Bank of America (1989-2004)
Current Nonprofit Boards
–

New York Bankers Association (Chair and Past Treasurer); AAA of Central and Western New York, Inc. (Past Chair and Past Vice Chair); Greater Rochester Chamber of Commerce; MCC Foundation (Chair); ROC2025; St. John Fisher College (Past Chair); The Business Council of New York State; and University of Rochester Medical Center

Past Nonprofit Boards
–

Federal Reserve Bank of NY Community Depository Institutions Advisory Council; The Strong National Museum of Play; St. Ann’s of Greater Rochester Foundation; United Way of Greater Rochester; American Red Cross; Seneca Park Zoo Society; and YMCA of Greater Rochester

Education
	–	St. Lawrence University
	–	MBA, University of Rochester, Simon Business School
	–	Honorary Doctorate of Humane Letters, St. John Fisher College

DAWN H. BURLEW

Director Since: 2017 Term Expires: 2027 Age: 62 Independent Committee Membership: • Technology & Data (Chair) • Management Development & Compensation • Risk Oversight	Business Experience
	–	President, Watkins Glen International since January 2024
	–	Director of Government Affairs & Business Development, Global Government Affairs Division of Corning Incorporated (2008-2024)
	–	Town of Erin Supervisor since 2014
	–	Corning Incorporated: Corporate Real Estate Portfolio Manager (2002-2008); progressive corporate and management roles (1984-2002)
Current Nonprofit Boards
	–	Bethany Village (Chair); Chemung County Chamber of Commerce (Chair); Guthrie Corning Hospital (Vice Chair); International Motor Racing Research Center; and Southern Tier Economic Growth
Past Nonprofit Boards
–

Business Council of New York State (Vice Chair); Chemung County Industrial Development Agency (Vice Chair); Chemung County Property Development Corp. (Vice Chair); Corning Community College Housing LLC; Corning’s Gaffer District; Corning Community College Development Foundation; Healthcare Association of New York State (HANYS); Incubator Works; Southern Tier Central Regional Planning & Development; Three Rivers Development Corp. (Vice Chair); and Southern Tier Regional Economic Development Council

Education
	–	Cazenovia College and Keuka College

16 Financial Institutions, Inc.

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

BRUCE W. HARTING

Director Since: 2022 Term Expires: 2028 Age: 68 Independent Committee Membership: • Audit • Risk Oversight	Business Experience
	–	Managing Director, Wedbush Securities, since 2023
	–	Team Chief Investment Officer, Private Wealth Advisor at Rockefeller Capital Management (2022)
	–	Managing Director, Investment Banking, Deutsche Bank (2017-2022)
	–	Managing Director, Investment Banking, Credit Suisse (2015-2017)
	–	Managing Director, Investment Banking, Barclays Capital (2012-2015)
	–	Managing Director, Equity Research, Barclays Capital/ Lehman Brothers (1996-2012)
	–	Senior Analyst, Equity Research, Salomon Brothers (1988-1996)
Past Nonprofit Boards
	–	Brooklyn Youth Choir
Education
	–	American University
	–	M.A., University of Pennsylvania

ROBERT N. LATELLA

Director Since: 2005 Chair: 2014-2021 Vice Chair: 2012-2014 Term Expires: 2027 Age: 83 Independent Committee Membership: • Executive • Nominating & Governance • Technology & Data	Business Experience
	–	Of Counsel at the law firm Barclay Damon, LLP since 2009; Partner (2004-2009)
–

Previous Roles: Chief Operating Officer of Integrated Nano-Technologies, LLC; Chief Operating Officer of the Genesee Corporation; Chief Financial Officer of The Case Hoyt Corporation; and Managing Partner of Harter Secrest & Emery LLP

Past Public Company Boards
	–	Genesee Corporation
Past Other Company Boards
	–	Marine Midland Bank–Rochester
Current Nonprofit Boards
–

University of Rochester Medical Center (Member, Executive Committee and Past Chair); Highland Community Development Corporation (Chair); Highland Living Center (Chair); and The Highlands at Brighton (Chair)

Past Nonprofit Boards
–

Monroe Community College (Trustee and Chair); Monroe Community College Foundation, Inc.; Highland Hospital of Rochester (Senior Member of Board and Past Chair); and several additional community and nonprofit boards

Education
	–	Fordham College
	–	LLB, Vanderbilt University School of Law
	–	LLM, New York University School of Law

2026 Proxy Statement 17

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

ANGELA J. PANZARELLA

Director Since: 2025 Term Expires: 2027 Age: 68 Independent Committee Membership: • Management Development & Compensation (Vice Chair) • Audit	Business Experience
	–	CEO of the YWCA of Rochester and Monroe County (2018-2020)
	–	President of ACM Medical Laboratory, Inc. (2010-2015)
	–	Industry Consultant (2008-2010)
	–	Corporate Vice President, Global Vision Care at Bausch + Lomb (2002-2008) and President, Canada and Latin America (2007-2008)
–

Diverse business experience at Bausch + Lomb during 20-year tenure starting in 1988, with responsibilities including strategy, commercial operations, investor relations, product management, and legal (1988-2008)

	–	Associate Attorney, Harris Beach PLLC (1982-1988)
Past Public Company Boards
	–	Transcat Inc.
Past Nonprofit Boards
	–	UR Medicine Home Care
	–	United Way of Greater Rochester
	–	St. Ann’s Community
Education
	–	BA, St. John Fisher College
	–	JD, Albany Law School of Union University

ROBERT L. SCHRADER

Director Since: 2025 Term Expires: 2028 Age: 54 Independent Committee Membership: • Audit	Business Experience
	–	Certified Public Accountant and Senior Vice President, Chief Financial Officer of Paychex, since 2023
–

Progressive corporate finance leadership roles at Paychex since joining the public company in 2014, including Vice President of Finance and Investor Relations (Corporate Controller), Senior Director of Financial Planning and Analysis, and Director of Internal Audit

	–	Chief Financial Officer, Unither Pharmaceuticals (2013-2014)
–

Progressive leadership roles during 10-year tenure at Bausch + Lomb across multiple areas, including finance, global quality and operations, most recently serving as Vice President of Finance (2003-2013)

	–	Audit Manager, PricewaterhouseCoopers, LLP (1997-2003)
Current Nonprofit Boards
	–	Junior Achievement of Central Upstate New York (current Advisory Board member, former member of Finance and Executive Committees)
Education
	– –	BS, State University at New York Brockport MBA, University of Rochester Simon School of Business

18 Financial Institutions, Inc.

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

KIM E. VANGELDER

Director Since: 2016 Term Expires: 2028 Age: 61 Independent Committee Membership: • Risk Oversight (Chair) • Executive • Management Development & Compensation • Technology & Data	Business Experience
	–	Retired Chief Information Officer of Eastman Kodak Company, a global manufacturer focused on commercial print and advanced materials and chemicals, (2004-2025)
Current Nonprofit Boards
	–	Rochester Institute of Technology
	–	Western New York Society for Information Management
Past Nonprofit Boards
	–	Rochester Area Community Foundation
	–	Dean's Advisory Council for Golisano College of Computing and Information Sciences, Rochester Institute of Technology
Education
	–	Rochester Institute of Technology

MARK A. ZUPAN, PHD

Director Since: 2021 Term Expires: 2027 Age: 66 Independent Committee Membership: • Audit • Nominating & Governance	Business Experience
	–	President of Alfred University since 2016
–

Simon Business School at the University of Rochester: Director of the Bradley Policy Center and Olin Professor of Economics and Public Policy (2014-2016) and Dean and Professor of Economics and Public Policy (2004-2014)

	–	Dean and Professor of Economics at Eller College of Management, University of Arizona (1997-2003)
	–	Visiting Professor, Amos Tuck School of Business Administration at Dartmouth College (Fall 1995)
	–	Marshall School of Business at the University of Southern California: Associate Dean (1992-1994), Associate Professor (1991-1996) and Assistant Professor (1986-1991)
Past Public Company Boards
	–	Constellation Brands
	–	PaeTec Holding Corporation
	–	Steuben Trust Company
Current Nonprofit Boards
	–	Allegany County Economic Development Committee
Past Nonprofit Boards
	–	Harley School; Western New York Regional Economic Development Council; and United Way of Southern Arizona
Education
	–	BA, Economics, Harvard University
	–	Ph.D., Economics, Massachusetts Institute of Technology (MIT)

2026 Proxy Statement 19

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

BOARD OF DIRECTORS SKILLS MATRIX

The Board utilizes a skills matrix developed and approved by its Governance Committee to facilitate the comparison of its directors’ skills versus those deemed necessary to provide appropriate oversight over the Company’s operations and current strategy. The matrix serves as an important ongoing director succession planning tool the Board’s Governance Committee utilizes to recommend candidates to be nominated for election to the Board.

Each year, the Board’s Governance Committee assesses the ongoing relevance of the skills set forth in the matrix and continuously evaluates those skills against the Company’s strategy to ensure that director nominees have the complementary experience, qualifications, skills and attributes to provide requisite oversight over Company operations, including execution of the Company’s three-year strategic plan and delivering long-term shareholder value.

The Board’s Governance Committee ensures that the skills matrix directly aligns with the Company’s three-year strategic plan. Leadership and Strategic Development skills are not included in the matrix as these skills are a prerequisite to serving on the Board.

		Financial				Technology
	Financial	Services	Nonprofit	Public	Risk	& Digital	Mergers &
Director or Nominee	Expert	Industry	Board	Board	Oversight	Innovation	Acquisitions
Birmingham	✓	✓	✓		✓		✓
Bovenzi	✓	✓	✓	✓	✓	✓	✓
Burlew		✓	✓		✓		✓
Dorn	✓	✓	✓	✓	✓	✓	✓
Finch			✓	✓	✓	✓	✓
Glaser	✓	✓	✓		✓		✓
Harting	✓	✓	✓		✓		✓
Holliday, Chair		✓	✓	✓	✓	✓	✓
Latella	✓	✓	✓	✓	✓		✓
Panzarella			✓	✓	✓		✓
Schrader	✓	✓	✓		✓		✓
VanGelder			✓		✓	✓
Zupan, PhD		✓	✓	✓	✓	✓

Financial Expert

Definition: Requires an understanding of generally accepted accounting principles and financial statements; experience applying such generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves that are generally comparable to the estimates, accruals and reserves, if any, used in the Company’s financial statements; experience preparing or auditing financial statements that present accounting issues that are generally comparable to those raised by the Company’s financial statements; experience with internal controls and procedures for financial reporting; and an understanding of audit committee functions.

A person shall have acquired such attributes through:

(i)
Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;
(ii)
Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;
(iii)
Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or
(iv)
Other relevant experience.

20 Financial Institutions, Inc.

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

Why we value this skill: We use this skill to identify Directors who not only meet the SEC definition of a financial expert but also have strong knowledge of or experience in accounting, financial reporting or auditing processes and standards. By using this elevated standard, we ensure that the Board has sufficient depth to effectively oversee the Company’s financial position and condition and the accurate reporting thereof, to assess the Company’s strategic objectives from a financial perspective and to ensure that we are well-positioned with successors to lead the Audit Committee if a change is needed.

Financial Services Industry Experience

Definition: Financial services industry experience outside of service on the FII and Five Star Bank Boards, such as serving on another board or working for a company that markets and sells banking, lending, investment or insurance products or services.

Why we value this skill: Experience in the financial services industry is vital in understanding, overseeing and reviewing our strategy, including opportunities and challenges facing our businesses. Directors with this skill have specific insight and expertise that will foster active participation in the development and implementation of our operating plan and business strategy.

Nonprofit Board Experience

Definition: A dedicated and significant commitment to community engagement through membership on a board or multiple boards of nonprofits or community organizations.

Why we value this skill: As a community bank, we are committed to creating a measurable impact in neighborhoods and communities across our geographic footprint and therefore value directors and nominees who seek out opportunities for community engagement and have experience working on nonprofit boards or civic and charitable entities.

Public Board Experience

Definition: Past or present board member of another publicly-traded company.

Why we value this skill: Service on the boards of other public companies provides directors with an understanding of corporate governance practices, trends and insights into board management, strong board and management accountability, protecting stakeholder interests, relations between the board and senior management, agenda setting, and succession planning.

Risk Oversight Experience

Definition: Experience assessing and mitigating significant competitive, regulatory, legal, cybersecurity, or technological risks across an enterprise. This experience should be employment-based and not based on board service. It could come from serving as a Chief Executive Officer, Chief Financial Officer, Chief Risk Officer, Chief Compliance Officer, General Counsel or similar senior executive role or through service as outside counsel or similar professional risk, compliance, or other advisor that focuses on these risks.

Why we value this skill: The Board plays a key role in risk oversight and closely monitors administration of the Company’s robust ERM Program. Therefore, we seek directors who can help identify, manage, and mitigate key risks, including cybersecurity, regulatory compliance, and human capital.

Technology & Digital Innovation Experience

Definition: Experience managing or developing core technology business functions, such as anticipating technological trends, and driving innovation and product development. The experience should be based on the director’s experience as an employee and not from service on a board.

Why we value this skill: Directors with an understanding of technology as both a challenge and an opportunity for growth can help address emerging needs and challenges for our business.

2026 Proxy Statement 21

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

Mergers & Acquisitions Experience

Definition: Experience in evaluating, financing, executing, and implementing corporate development transactions involving publicly traded corporations.

Why we value this skill: A merger and acquisition strategy is an essential part of an overall growth strategy. We believe ongoing general dialogue around inorganic growth allows the Board to act decisively when a potential deal emerges. Directors with an understanding of mergers and acquisitions can assist the Board in evaluating potential deals and ensure that the transaction fits the Company’s strategy.

BOARD AND COMMITEE MEETINGS

The Board meets on a regularly scheduled basis throughout the year to review significant developments, act on matters that require Board approval and perform its oversight functions. The Board also conducts an annual two-day offsite retreat with meetings dedicated to strategic reflection and updating the Company’s three-year strategic plan. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. During 2025, our Board of Directors met 12 times. All directors attended more than 75% of the Board meetings and the meetings of Board committees on which they serve, during the periods in which they served.

COMMITTEES OF THE BOARD

The Board has six standing committees to assist in performing oversight functions: Audit, Executive, MD&C, Governance, Risk Oversight and Technology & Data. Board leadership and membership are established at least annually by the Board upon recommendations made by the Chair and the Board’s Governance Committee. Succession planning is advanced through leadership and membership assignments that help provide heightened exposure to different operational areas. All committees are comprised of independent directors, and accordingly, while Director Birmingham is an invited guest to attend Board Committee meetings, he is not included in the below table and the Committees meet outside his presence as appropriate. Committees function under written charters that outline their respective authority, membership, meetings, duties and responsibilities, along with the Company’s Corporate Governance Guidelines and Bylaws. Committee charters and the Corporate Governance Guidelines are reviewed and updated at least annually by the Board, on the review and recommendation of the Board’s Governance Committee, and are available on our website at www.FISI-Investors.com by clicking on “Governance,” then on “Governance Documents.”

22 Financial Institutions, Inc.

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

The current composition of each committee of the Board and the number of meetings each committee held in 2025 are provided below. Our Directors may attend any Committee meeting, and it has been a practice for the Board Chair to attend, depending on her availability, all scheduled Board Committee meetings. Our CEO also attends all Board and Board Committee meetings and is excused as necessary to enable the Board and Board Committees to engage in independent discussion.

			Management	Nominating
			Development &	&	Risk	Technology &
	Audit	Executive	Compensation	Governance	Oversight	Data
Director	Committee	Committee	Committee	Committee	Committee	Committee
Boswell				Chair		✓
Burlew			✓		✓	Chair
Dorn		✓	Chair		✓
Glaser	Chair	✓
Harting	✓				✓
Holliday, Chair		Chair
Latella		✓		✓		✓
Panzarella(1)	✓		Vice Chair
Schrader(2)	✓
VanGelder		✓	✓		Chair	✓
Zupan	✓			✓
2025 Meetings	10	6	7	5	5	4

(1)
Ms. Panzarella was appointed to the Board on January 22, 2025.
(2)
Mr. Schrader was elected to the Board on May 28, 2025.

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight and fiduciary responsibilities over the Company and its subsidiaries relative to financial controls and disclosures. The primary roles of the Audit Committee are to:

•
Serve as an independent and objective party to oversee the integrity of our financial statements and accounting and financial reporting process
•
Monitor our compliance with legal and regulatory requirements relative to financial controls and disclosures
•
Review and assess the performance of our internal audit department and execution of the annual audit plan
•
Review all potential related party transactions for conflict-of-interest situations
•
Select and regularly assess the performance of our independent public accounting firm
•
Monitor the qualifications, independence and performance of our independent public accounting firm
•
Oversee our system of disclosure controls and procedures
•
Oversee our internal controls over financial reporting
•
Oversee our compliance with ethical standards related to accounting and financial reporting
•
Provide an open forum for communication among the independent public accounting firm, senior management, the internal audit department, and the Board

Under its charter, the Audit Committee is required to meet at least four times annually, and its meeting cadence has historically exceeded this level. In carrying out its responsibilities, the committee seeks, in its sole discretion and authority, appropriate third-party counsel and advisors and approves the associated fees and terms of engagement. The Board’s Governance Committee and the Board have affirmatively determined that all Audit Committee members are independent as defined by SEC rules and Nasdaq listing standards applicable to audit committees.

2026 Proxy Statement 23

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

Mr. Glaser, who chairs the Committee, has been designated as the Company’s “audit committee financial expert” within the meaning of SEC regulations.

Executive Committee

The Executive Committee is charged with assisting the Board of Directors in fulfilling its oversight and fiduciary responsibilities over the Company and its subsidiaries relative to strategic planning and execution and corporate development activities. The Executive Committee’s primary roles are to:

•
Make recommendations to the Board and assist the Board in its oversight responsibility for strategic planning, strategic execution, and merger, acquisition, branching and other business expansion proposals
•
Act on behalf of the Board on resolutions involving routine or operational matters, and such other matters as are specifically delegated to the Executive Committee by the Board, subject to the limitations set forth in our Bylaws and the laws of the State of New York

The Executive Committee is required, under its charter, to meet at least four times annually and meets during the months in which there is no regular meeting of the Board.

Management Development & Compensation Committee

The MD&C Committee assists the Board in fulfilling its oversight and fiduciary responsibilities over the Company and its subsidiaries relative to the attraction, development, recognition, and retention of the Company’s senior leadership and the Company’s management compensation policies and practices. The MD&C Committee’s primary roles are to:

•
Oversee the development and implementation of our plans, policies and programs for the development of senior leadership and the succession plan for executive officers
•
Independently determine and approve the compensation of our CEO and other executive officers
•
Review and approve the incentive compensation policies and programs for our officers
•
Review and approve the annual Compensation Discussion and Analysis (“CD&A”) and the MD&C Committee Report for our annual proxy statement
•
Oversee the development and implementation of human capital and inclusivity related strategies and initiatives, in furtherance of the Company’s three-year strategic plan

The MD&C Committee also:

•
Reviews and approves corporate goals and objectives relevant to our CEO and EMC members and evaluates their performance in light of those goals and objectives
•
Creates a CEO succession plan and oversees succession plans for EMC members
•
Evaluates the risks associated with the Company’s compensation philosophy and compensation programs
•
Approves the “peer group” to be used for competitive compensation analysis through consultation with the Committee’s independent compensation consultant
•
Evaluates competitive compensation levels for our executives based on reliable industry analyses using the approved peer group
•
Approves all grants and awards under the Company’s stock incentive plan or any successor benefit plan thereto and administers the Plan in accordance with its terms
•
Evaluates competitive compensation levels for Directors, including the Chair of the Board, based on reliable industry analysis using the approved peer group, and makes Director compensation recommendations to the Board for approval

The MD&C Committee is required to meet at least four times annually, and typically has exceeded this meeting level cadence. In carrying out its responsibilities, the Committee seeks, in its sole discretion and authority, appropriate third-party counsel and advisors, including from an independent compensation consultant, and approves the associated fees and terms of engagement. The Board’s Governance Committee and the Board have affirmatively determined that all MD&C Committee members are independent as defined by Nasdaq listing standards applicable to compensation committees.

24 Financial Institutions, Inc.

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

Nominating & Governance Committee

The Board’s Governance Committee is similarly required to meet at least four times each year and assists the Board in fulfilling its oversight and fiduciary responsibilities over the Company and its subsidiaries relative to governance matters. The Board has affirmatively determined that all Governance Committee members are independent as defined by Nasdaq listing standards.

The Board’s Governance Committee’s primary roles are to:

•
Identify qualified individuals to become directors
•
Recommend to the Board qualified director nominees for election at the Annual Meeting of Shareholders
•
Determine membership on Board committees, with input from appropriate resources including the Board Chair
•
Regularly review and monitor the Corporate Governance Guidelines
•
Conduct annual self-evaluations of the Board and Board committees
•
Develop and administer orientation and development programs for directors

The Board’s Governance Committee considers recommendations for director candidates made by shareholders. Such recommendations should be sent to the attention of our Corporate Secretary at our corporate headquarters. The Board’s Governance Committee evaluates all director candidates on the same basis, provided that current directors may be evaluated primarily based on their record of performance as a director of the Company. Consistent with our Corporate Governance Guidelines, all nominees should possess personal and professional integrity, good business judgment, and experience and skills that will enable them, in conjunction with current Board members, to effectively serve the long-term interests of the Company and its shareholders.

The Board’s Governance Committee considers whether the candidate is “independent” under applicable SEC rules and Nasdaq listing standards and whether the candidate fits the Board’s current and ongoing needs for geographic connections to the Company’s market region and professional expertise in its process of evaluating director candidates. The Board’s Governance Committee investigates and interviews director candidates as it deems necessary to make a fair evaluation. If a majority of the Board’s Governance Committee determines a candidate is qualified, the committee may propose the candidate to the Board as a nominee for election, to fill a vacancy, or to be held in reserve in a prospective director pool.

Our Corporate Governance Guidelines also task the Board’s Governance Committee with composing a Board of Directors that as a whole reflects diversity with respect to experience, gender, race, personal qualities and accomplishments. The committee implements this requirement through discussions and deliberations among committee members and assesses its effectiveness annually as part of its self-evaluation process.

The Board’s Governance Committee believes that the years of service provided by our continuing directors have given them unique knowledge of our business and the banking industry. It engages in a thorough vetting process of director nominees and an annual evaluation of each of our directors. This process helps provide for a Board that is engaged and refreshed when appropriate. The Board’s Governance Committee has discussed implementing age and term limits for members of our Board of Directors and determined that such limits are not currently needed given the current composition and contributions being made by our directors and the level of refresh that has occurred with the nominations and elections of four new directors in the past five years. There has also been a significant refresh in Board leadership positions and succession planning through the use of Vice Committee Chairs.

In carrying out its responsibilities, the Governance Committee seeks, in its sole discretion and authority, appropriate third-party counsel and advisors and approves the associated fees and terms of engagement.

2026 Proxy Statement 25

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

Risk Oversight Committee

Pursuant to its charter, the Risk Oversight Committee is required to meet at least four times each year and is charged with assisting the Board in fulfilling its oversight and fiduciary responsibilities over the Company and its subsidiaries relative to risk oversight. The CRO and senior leaders in the organization engage and present regularly at committee meetings. Additionally, the CRO has independent access to the Chair of the Risk Oversight Committee. The Committee’s primary roles are to provide oversight of:

•
Our ERM framework and administration of our ERM Program that regularly tracks all material risks impacting the Company
•
Our capital, liquidity and funding planning and strategy
•
Our risk appetite statement, including risk tolerance levels and limits
•
The performance of our risk management function

The Risk Oversight Committee assists the Board in its oversight of our risk appetite statement, including risk tolerance levels and limits consistent with our strategic objectives. It also reviews our ERM framework and processes, including those policies, procedures and practices employed to identify, measure, monitor and control our risk profile.

In performance of its oversight functions, the Risk Oversight Committee meets at least quarterly. At these meetings, the committee receives quarterly updates from risk management leaders on the nature and management of all material risks, our cybersecurity risk profile and cybersecurity program initiatives, and performance of our overarching ERM Program and underlying BSA/AML, Fraud, Compliance, Credit, Market, Liquidity, Fair Lending, CRA, and Information Security programs.

Technology & Data Committee

The Technology & Data Committee assists the Board in fulfilling its oversight and fiduciary responsibilities over the Company and its subsidiaries relative to technology and enterprise data management. The Technology & Data Committee’s primary role is to oversee major technology investment, strategy, operational performance and trends that might affect our operations. The Bank’s Chief Information Officer (“CIO”) and the Chief Information Security Officer (“CISO”) engage and present at Committee meetings on various topics covering technology, data, and information security matters. The Technology & Data Committee’s responsibilities include:

•
Review and oversee significant technology and enterprise data related strategies, investments and expenditures
•
Monitor and evaluate existing and future trends in technology and the financial service industry’s use of technology, including AI
•
Assess and make recommendations to the Board regarding opportunities to leverage technology to drive organizational strategy and performance
•
Monitor and evaluate existing and future trends with enterprise data management and the financial industry’s use of data to maximize the customer experience value
•
Review reports from management on technology and enterprise data related activities, strategies, and metrics, including technology and enterprise data project performance, technological operations performance, and technology architecture, and associated technological policies, programs, operations, practices, and personnel
•
Review and recommend to the Board any other appropriate technology and enterprise data related actions

The Technology & Data Committee is required to meet at least four times annually.

26 Financial Institutions, Inc.

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

DIRECTOR COMPENSATION

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve as non-employee members on our Board of Directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties, the skill levels required, and the competitive market for director compensation.

Annually, the Board’s MD&C Committee reviews director compensation, confers with its independent compensation consultant, and considers a comprehensive peer review analysis its consultant provides every two years. The Board sets director compensation based on recommendations provided by its MD&C Committee.

During 2025, non-employee directors were eligible to receive a cash retainer for serving on our Board of Directors and the Board of Directors of the Bank, our wholly-owned subsidiary, and holding Board and committee chair positions. Non-employee directors may elect to receive any portion of their annual retainer in an equivalent grant of shares of our common stock. We provide our Chair a car allowance and reimburse other non-employee directors for reasonable travel expenses to attend meetings.

The following chart sets forth the cash amount we pay non-employee directors for their service on the FII Board and the Board of Directors of the Bank, including the leadership roles noted below:

	FII	Five Star Bank

Annual Retainer Fees:
Chair	$73,500	$36,500
Chair of the Audit Committee	47,000	23,000
Chair of the Risk Oversight Committee	45,500	22,000
Chair of the MD&C Committee	43,500	21,500
Chair of the Nominating & Governance and Technology & Data Committees	42,000	20,500
Other Directors	37,000	18,000

The stock-based compensation of non-employee members of the Board was in the form of receipt of a grant of restricted shares with a value of $35,000 on May 28, 2025, the date of the 2025 Annual Meeting of Shareholders. The number of shares issued was based upon the May 28, 2025 closing price of the Company’s common stock.

50% of the shares vest immediately upon the date of the grant, and the remaining 50% of the shares vest on the day prior to our 2026 Annual Meeting of Shareholders, provided that the director remains in continuous service as a director. Subject to the terms of individual award agreements, if a non-employee director ceases to serve as our director prior to the shares vesting, the unvested shares will be immediately forfeited. The 2025 restricted share awards do not entitle directors to receive any dividends paid with respect to unvested shares of restricted stock.

For additional information regarding Stock Ownership Requirements for Directors, please see the discussion under “Stock Ownership Requirements” on page 5.

2026 Proxy Statement 27

BUSINESS EXPERIENCE AND QUALIFICATIONS OF DIRECTORS

Compensation paid to our non-employee directors in 2025 for service on the Boards of both FII and the Bank is summarized below.

	Fees Earned or Paid in Cash (1)	Stock Awards (2)(3)	All Other Compensation (4)	Total
Director Name	($)	($)	($)	($)

Donald K. Boswell	62,500	34,978	—	97,478
Dawn H. Burlew	62,500	34,978	—	97,478
Andrew W. Dorn, Jr.	65,000	34,978	—	99,978
Robert M. Glaser	70,000	34,978	—	104,978
Bruce W. Harting	55,000	34,978	—	89,978
Susan R. Holliday	110,000	34,978	9,000	153,978
Robert N. Latella	55,000	34,978	—	89,978
Angela J. Panzarella (5)	73,333	46,644	—	119,977
Robert L. Schrader (6)	55,000	34,978	—	89,978
Kim E. VanGelder	67,500	34,978	—	102,478
Mark A. Zupan	55,000	34,978	—	89,978

(1)
Annual retainer, including the portion elected to be paid in shares of common stock in lieu of cash. The number of shares of stock received by each director in lieu of cash during 2025: Ms. Burlew (1,015 shares), Mr. Glaser (1,251 shares), Ms. Panzarella (2,622 shares), and Mr. Zupan (984 shares).
(2)
Aggregate grant date fair value, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, of 1,361 shares of restricted stock granted under the 2015 Long-Term Incentive Plan to each director.
(3)
Each director serving on the Board as of December 31, 2025 held 680 shares of unvested restricted stock awards as of that date. No director held any stock options as of December 31, 2025.
(4)
Car allowance of $750 per month paid to Ms. Holliday for service as Chair of the Board during 2025.
(5)
Ms. Panzarella was appointed to the Board on January 22, 2025. Amounts in this table include fees paid for the annual retainer and restricted stock award on a pro-rata basis from her appointment date through May 27, 2025, as well as amounts paid for the 2025 annual retainer and restricted stock award granted in 2025.
(6)
Mr. Schrader was elected to the Board on May 28, 2025.

ANNUAL MEETING ATTENDANCE

Directors are expected to attend the Annual Meeting, absent extenuating circumstances. All directors attended last year’s annual meeting.

28 Financial Institutions, Inc.

PROPOSAL 2. ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 2. ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We believe that our compensation programs are designed to align the interests of our executive officers with those of our shareholders. Our compensation philosophy is to provide market-competitive programs that ensure that we attract and retain high-performing talent and properly incentivize executives to continually improve Company performance and increase shareholder value over time. In support of educated decision making as it relates to setting executive compensation, we utilize an independent third-party compensation consultant to conduct competitive market analysis of executive positions annually. We are providing our shareholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “Say on Pay” proposal, gives you as a shareholder the opportunity to endorse the compensation for our named executive officers (“NEOs”). We encourage you to review the tables and our narrative discussion included in this proxy statement.

At the 2024 annual meeting, shareholders approved an advisory resolution to vote annually to approve, on an advisory basis, the compensation of our named executive officers. In accordance with the results of this vote, the Board determined to implement an advisory vote on executive compensation, as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), every year until the next vote on the frequency of shareholder votes on executive compensation.

Our executive officers, including our NEOs, as identified in “Executive Compensation— Compensation Discussion and Analysis,” are critical to our success. We design our executive compensation program to drive performance relative to our short-term operational objectives and long-term strategic goals; align our executives’ interests with those of our shareholders by placing a substantial portion of total compensation at risk; and attract and retain highly qualified executives.

This vote is not intended to address any specific item of compensation, but the overall compensation of our NEOs and the philosophy, program elements and process described in this proxy statement. Accordingly, we recommend that you vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that on an advisory basis, the 2025 compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and related disclosures in this Proxy Statement for its 2026 Annual Meeting of Shareholders, is hereby approved.”

This Say on Pay vote is advisory and therefore will not be binding on the Company, the MD&C Committee or our Board of Directors. However, our Board of Directors and our MD&C Committee value the opinions of our shareholders. To the extent there is any significant vote against the NEOs’ compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the MD&C Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors unanimously recommends that shareholders approve the Say on Pay resolution and, accordingly, recommends that you vote “FOR” this proposal.

2026 Proxy Statement 29

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS INTRODUCTION

This Compensation Discussion and Analysis, which we refer to as the CD&A, provides a description of the material elements of our compensation programs as well as perspective and context for 2025 compensation decisions for our NEOs. Our NEOs are:

Name	Title
Martin K. Birmingham	President and Chief Executive Officer
W. Jack Plants II	Executive Vice President (“EVP”), Chief Financial Officer and Treasurer
Samuel J. Burruano, Jr.	EVP, Chief Legal Officer and Corporate Secretary
Kevin B. Quinn	Senior Vice President (“SVP”), Chief Commercial Banking Officer
Laurie R. Collins	SVP, Chief Human Resources Officer

EXECUTIVE SUMMARY

Business Performance Highlights and Key Results

2025 was a year of strong and disciplined execution by the Company led by our NEOs and the executive team. Results reflect the positive impact of the Company's fourth quarter 2024 balance sheet restructuring plan, which was executed following its successful and oversubscribed underwritten public common stock offering that generated net proceeds of $108.6 million. As expected, the improved yield on the investment securities portfolio following the aforementioned restructuring supported higher levels of net interest income and net interest margin in 2025. Both net interest income and net interest margin further benefited from solid annual loan growth, effective funding cost management and continued active balance sheet management throughout the year.

Throughout 2025, the Company continued the planned strategic wind-down of its Banking-as-a-Service (“BaaS”) business, that was announced in September 2024. As of February 2026, the Company had completed the migration of all BaaS related deposits off of its balance sheet.

In December 2025, the Company completed a private placement of $80.0 million of fixed-to-floating rate subordinated notes. The notes received a BBB- rating from Kroll Bond Rating Agency (“KBRA”), which revised the Company’s long-term outlook to Stable, reflecting sustained improvement in our profitability and enhanced capital position.

Key financial and operating highlights are outlined below:

•
The Company’s performance in 2025 under the following financial metrics saw significant improvement compared to performance in 2024, when results were impacted by the investment securities restructuring executed in December 2024 and expenses associated with the previously disclosed provision for litigation accrual and fraud event:
o
The Company reported net income for 2025 of $74.9 million, compared to a net loss of $41.6 million in 2024.
o
The Company reported net income per diluted share of $3.61 in 2025, compared to net loss per diluted share of $2.75 in 2024.
o
Net interest income of $200.0 million in 2025 was $36.4 million higher than 2024, while net interest margin of 3.53% expanded by 67 basis points year-over-year. The meaningful increases in both net interest income and net interest margin reflect the impacts of the fourth quarter 2024 investment securities restructuring, loan growth and deposit repricing, in addition to active balance sheet management.
o
The Company reported noninterest income of $45.0 million in 2025, compared to a loss for noninterest income of $46.7 million in 2024, reflecting the fourth quarter 2024 investment securities loss.

30 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

o
Noninterest expense was $142.0 million in 2025, compared to $178.9 million in 2024. The year-over-year decrease was primarily attributable to the previously disclosed fraud matter and the provision for the litigation settlement recorded in 2024.

Other financial and operating highlights include:

•
Provision for credit losses was $11.6 million in 2025 and $6.2 million in 2024.
•
Total loans at year-end were $4.66 billion, an increase of $178.7 million, or 4.0%, from December 31, 2024, driven by commercial loan growth that more than offset an intentional reduction in the consumer indirect loan portfolio.
•
Total deposits were $5.21 billion as of December 31, 2025, $101.6 million higher than compared to December 31, 2024, led by growth in reciprocal and public deposits that are anchored by commercial and municipal relationships.
•
Credit metrics remained favorable, including low net charge-offs to average loans of 0.24% for 2025, up a modest four basis points from the prior year. Non-performing loans made up 0.77% of total loans at December 31, 2025, down from 0.92% one year prior.
•
The Company reported meaningful increases in capital ratios from year-end 2024, including a common equity tier 1 ratio of 11.11%, up 57 basis points.
•
Its strong capital position allowed the Company to repurchase 336,869 common shares, or 1.7% of shares outstanding, at an average price of $31.98 per share, in December 2025, under the new share repurchase program its Board approved in September 2025.
•
Common book value per share at year-end was $30.89, compared to $27.43 in the prior year.
•
Dividends of $1.24 per common share were declared in 2025, an increase of 3.3% from 2024.

Management remains focused on growing its core community banking franchise, which includes its consumer, commercial and municipal banking offerings, as well as wealth management, in a prudent, profitable and sustainable manner. Accordingly, it continues to focus on credit-disciplined loan growth, core deposit retention and acquisition, revenue diversification and expense discipline.

2025 Executive Compensation Program Highlights

Our compensation philosophy focuses on attracting and retaining high-performing talent through market-competitive compensation programs that properly incentivize sustained business growth, operational excellence, and alignment with shareholder interests. We believe our programs accomplish this by:

•
Operating in a pay-for-performance environment by tying a significant portion of executive compensation to the achievement of performance goals aligned with the Company’s annual business plan, long-term strategic plan and ongoing shareholder value creation; and
•
Establishing market-competitive programs that enable us to attract, retain and motivate high-performing executive talent.

To ensure that these objectives are met, the MD&C Committee actively engaged with its independent compensation consultant and management throughout 2024 and 2025 to assist with structuring of the 2025 executive compensation program and overseeing the performance of our executive officers. Details of 2025 compensation program decisions implemented by the MD&C Committee are discussed throughout the CD&A.

Financial metrics utilized in our 2025 annual short-term cash incentive plan, our Executive Incentive Plan (“EIP”), remained the same as prior years for three of the four plan metrics (Earnings, Loan Growth and Asset Quality). Through consultation with its independent compensation consultant and discussion and deliberation, the MD&C Committee refined the fourth metric relative to deposit growth performance from “Total Non-Public Deposit Growth” to “Total Non-Public Deposit Growth excluding BaaS” which was determined excluding all BaaS-related deposits for 2025 to reflect the Company’s decision to exit its BaaS line of business, announced in September 2024.

No changes were made to 2025 Long Term Incentive Plan (“LTIP”) with respect to Performance Stock Unit (“PSU”) financial metric definitions. Information on changes impacting the 2026 LTIP are outlined in the “Shareholder Input & Outreach” section on page 37.

2026 Proxy Statement 31

EXECUTIVE COMPENSATION

The strategic investment securities restructuring executed in December 2024 had a profound impact on LTIP PSUs granted in 2022, 2023 and 2024. PSU grants in 2022 that were previously projected to meet at least threshold performance for the Relative Return on Average Equity (“Relative ROAE”) metric funded at 0% payout. Similarly, other unvested PSU grants were also projected to earn at 0%, such as the 2023 grants for the Relative ROAE metric, and 2024 grants for both the Return on Average Assets (“ROAA”) and Relative ROAE metrics. The MD&C Committee, in consultation with its independent compensation consultant, approved a one-time grant of Restricted Stock Units (“RSUs”) on March 6, 2025 to executives previously granted PSUs in 2022, 2023 and 2024 projected to earn at 0% (“Supplemental RSU”) because the Board’s decision to implement this restructuring strategy occurred after the performance metric goals were set and performance outcomes were not the result of and did not accurately reflect executive officers’ performance. Despite the significant negative impact the implementation of the restructuring strategy had on ROAA and Relative ROAE metrics, it was determined to be in the best long-term interest of the Company given the positive impact the improved investment securities portfolio yield had on several of the Company’s financial metrics in 2025 and is expected to have in future years. The number of shares granted for the Supplemental RSU award was calculated based on the projected payout before the impact of the strategic investment securities restructuring. The Supplemental RSU grants will cliff vest on February 28, 2028, subject to continuous employment with the Company through the vest date.

Elements of our executive compensation program design are outlined in the following chart.

32 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

Compensation Component	Purpose and Objectives	Key Features and Performance Metrics
Base Salary (Cash)	• Provides market-competitive fixed pay to reflect job responsibilities	Annual adjustments based on achievements and development in the prior year, competitive considerations, changes in scope/ responsibilities, and the results of peer compensation reviews
EIP (Cash)	• Motivates and rewards NEOs for achievement of strategic goals over a one-year period

Gateway criteria for award payout:

•
Meet or exceed target capital funding levels measured using Basel III framework
•
NEO generally must be employed on date of payment

Company performance metrics for 2025:

– Pre-Provision Net Income (“PPNI”) (40%)

– Total Loan Growth (20%)

– Non-Public Deposit Growth excluding BaaS (20%)

– Net Charge-off Ratio (20%)

Financial performance funds a total bonus pool for plan participants that allows for discretion to modify the award calculation based on individual and executive team performance up to 25%

LTIP – Time-Vested RSU	• Promotes retention of talent • Aligns NEO interests with long-term shareholder value creation through appreciation in stock price • Promotes meaningful stock ownership
•
50% of total long-term incentive at target
•
RSU awards vest three years from the date of grant based on continued satisfactory employment
•
NEO must be employed on the date of vesting except for cases of change in control, death or disability

LTIP – Relative ROAE PSU
•
Promotes achievement of long-term value creation through achievement of strategic business objectives
•
Aligns NEO interests with long-term shareholder value creation through appreciation in stock price
•
Promotes meaningful stock ownership

•
25% of total long-term incentive at target
•
Gateway criteria for award payout:

– Meet or exceed target capital funding levels measured using Basel III framework

– NEO must receive a minimum individual performance evaluation rating of satisfactory or better for the performance period

– NEO must be employed on date of vesting except for cases of change in control, death, disability or retirement

•
Relative ROAE PSU awards based on the Company’s three-year ROAE against the NASDAQ Bank Index as the basis for comparison for the 2025 award
•
100% of the award is subject to forfeiture if relative ROAE performance is below the 30th percentile of the peer group

LTIP – ROAA PSU
•
Promotes achievement of long-term value creation through achievement of strategic business objectives
•
Aligns NEO interests with long-term shareholder value creation through appreciation in stock price
•
Promotes meaningful stock ownership

•
25% of total long-term incentive at target
•
Gateway criteria for award payout:

– Meet or exceed target capital funding levels measured using Basel III framework

– NEO must receive a minimum individual performance evaluation rating of satisfactory or better for the performance period

– NEO generally must be employed on date of vesting except for cases of change in control, death, disability or retirement

•
ROAA PSU awards based on achievement of three-year average ROAA performance goals for the three-year performance period

2026 Proxy Statement 33

EXECUTIVE COMPENSATION

Our 2025 executive compensation program design consists of the following elements at target level performance:

CEO COMPENSATION MIX	OTHER NEO AVERAGE COMPENSATION MIX

ROAA PSU
7.1%
Relative
ROAE PSU
7.1%
Variable
Pay of
52.4%
RSU
14.3%
Base Salary
47.6%
EIP
23.9%

ROAA PSU
5.6%
Relative
ROAE PSU
5.6%
RSU
11.1%
Variable
Pay of
44.6%
Base Salary
55.4%
EIP
22.3%

2025 EIP Results

Our CEO earned a 2025 EIP award of 60.0% of his base salary, and our other NEOs earned the following percentage of their base salaries: Mr. Plants 48.0%, Mr. Burruano 47.2%, Mr. Quinn 48.0%, and Ms. Collins 47.2%. EIP results were measured by the established performance metrics of PPNI, Total Loan Growth, Total Non-Public Deposit Growth excluding BaaS, and Net Charge-Off Ratio. Certain financial metrics used for our incentive compensation programs may not be calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). PPNI, Total Loan Growth, and Total Non-Public Deposit Growth excluding BaaS are non-GAAP financial measures. Refer to Appendix A for a description of these non-GAAP financial measures, and reconciliations to their most comparable GAAP financial measures.

The MD&C Committee evaluated executive management’s performance relative to funding targets established through the comprehensive 2025 budget cycle and approved actual funding based upon the Company’s percentage achievement of the performance measures respective of the weighting of each component.

•
PPNI of $83.5 million was between target and maximum driven largely by revenue exceeding budget with a performance weighting of 46.4%.
•
Total Loan Growth of 4.0% was above maximum due to stronger than budgeted commercial growth which more than offset an intentional reduction in consumer indirect loan portfolio, resulting in a maximum performance weighting of 30%.
•
Non-Public Deposit Growth excluding BaaS of 0.2% was below threshold resulting in a performance weighting of 0%.
•
Net Charge-off Ratio of 0.24% was between target and maximum driven by favorability in both commercial and consumer loan portfolios, resulting in a performance weighting of 28.0%.

The EIP payout totaled 104.4% of target which was based upon the achievement of the financial results relative to budget targets. Through extensive review and deliberation, the MD&C Committee approved discretionary adjustments to the 2025 EIP payouts in consideration of the achievements from Team and Individual performance scorecards.

34 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

EIP target and actual business performance levels for the four plan measures are shown below:

PPNI (1) ($MM)	TOTAL LOAN GROWTH (2)

NON-PUBLIC DEPOSIT GROWTH EXCLUDING BAAS (3)	NET CHARGE-OFF RATIO (4)

(1)
PPNI is a non-GAAP financial measure that equals net income excluding provision for credit losses adjustment net of tax (utilizing marginal tax rate). Refer to Appendix A for a reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.
(1)
Total Loan Growth is a non-GAAP financial measure that equals the annual growth in total adjusted loans, calculated as total loans including deferred costs (fees) and loans held for sale, and prior to reduction for allowance for credit losses of the Bank. The calculation excludes Paycheck Protection Program (“PPP”) loan balances. Refer to Appendix A for a reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.
(2)
Non-Public Deposit Growth excluding BaaS is a non-GAAP financial measure that equals aggregate December year-over-year month-to-date average balances for the following deposit products, excluding all BaaS-related deposits: non-public deposit accounts including DDA (demand deposit account), NOW (negotiable order of withdrawal), savings, money market and time; but excluding ICS (IntraFi Cash Service) accounts, CDARS (certificate of deposit account registry service) accounts, municipality accounts, and accounts owned and maintained by the Company or the Bank. Refer to Appendix A for a reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.
(3)
Net Charge-off Ratio represents the Bank’s net charge-offs as a percentage of average loans outstanding as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

2026 Proxy Statement 35

EXECUTIVE COMPENSATION

2023 LTIP Results (2023 – 2025 Performance Period)

On March 21, 2023, NEOs were granted RSUs and PSUs under the Amended and Restated 2015 Long-Term Incentive Plan (“2015 LTIP”). The RSUs and PSUs vested on March 20, 2026, three years from the grant date.

The performance measures for the 2023 PSUs were based on Relative ROAE (50% of units) and ROAA (50% of units). Relative ROAE performance was measured against our peer group (the NASDAQ Bank Index) for the performance period January 1, 2023 through December 31, 2025.

The achievement of these performance metrics was adversely impacted by the strategic investment securities restructuring executed in the fourth quarter of 2024, as noted above.

Relative ROAE Performance	2023 PSU Payout Percentage of Target
80th Percentile and above	150%
50th Percentile	100%
30th Percentile	50%
Below 30th Percentile	0%

Our Relative ROAE for the period was 5.38% and ranked in the 16th percentile for the performance period, which resulted in a payout of 0% of target for the Relative ROAE-based PSUs.

3-YEAR RELATIVE RETURN ON AVERAGE EQUITY

January 1, 2023 - December 31, 2025

ROAA performance was measured against internal threshold, target and maximum goals for a three-year average for years 2023, 2024 and 2025.

ROAA Performance	2023 PSU Payout Percentage of Target
Maximum (1.056% and above)	150%
Target (1.0155%)	100%
Threshold (.995%)	50%
Below Threshold (below .993%)	0%

Our ROAA for the period was 0.45% which resulted in performance below threshold and a payout of 0% for the ROAA-based PSUs.

36 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

SHAREHOLDER INPUT AND OUTREACH

At our 2025 annual meeting of shareholders, 80.4% of the votes cast in the “Say on Pay” advisory vote were cast “FOR” approval of our executive compensation.

Throughout 2025, the MD&C Committee took several proactive steps to gain insight into shareholder views on our executive compensation programs and practices, which included counsel and input from the Committee’s independent compensation consultant and the Company’s President and CEO, CFO and Corporate Treasurer, and Investor Relations leader. Management continued to engage in dialogue with institutional and individual shareholders, joined by the Chair of the Board and Chair of the MD&C Committee on occasion, during virtual and in-person investor conferences, quarterly earnings conference calls and virtual and in-person one-on-one meetings, soliciting investor input on a wide range of topics, including executive compensation. During the third and fourth quarters of 2025, Management offered engagement with many of our largest institutional and individual holders. Outreach encompassed 28 of our largest shareholders, representing approximately 58% of outstanding common shares as of September 30, 2025. We continue to seek and welcome feedback from shareholders.

Feedback from investor interactions was shared with the MD&C Committee and the full Board, and, as mentioned above, the Chair of the MD&C Committee and the Chair of the Board participated in select meetings on request. The MD&C Committee received investor feedback regarding its 2024 compensation-related decisions, including regarding adjustments made to certain metrics under the 2024 EIP and its use of discretion during a year when the Company recorded a loss. The MD&C Committee appreciates and is committed to appropriately addressing feedback from investors. In response to feedback received from investors with respect to the decision on incentive pay and compensation in 2024, the MD&C Committee has reflected critically on last year’s Say on Pay voting results. The MD&C Committee confirmed that its decisions in 2024 were appropriate given the unique nature of the long-term positive impact of the strategic investment securities restructuring and the resolution of the long-standing auto lending litigation while recognizing that discretionary adjustments should be applied judiciously and infrequently.

Shareholder input relative to executive compensation that has been received in recent years has included:

•
Active Board of Directors participation in compensation decisions is critical.
•
Compensation for executives should be significantly variable based on performance.
•
Compensation goals should include a balance of goals tied to the achievement of our annual business plan and progress toward our long-term strategic plan.
•
Incentive plans should be strongly weighted on operational metrics where executives have a direct and measurable impact.
•
Compensation plans should include a selection of performance goals that include goals based on both individual executive performance and overall Company performance.
•
Compensation plans should be structured to encourage executives to continually align with the interests of shareholders.
•
Discretionary adjustments to compensation should be applied judiciously and infrequently.
•
Consistency among peer groups leveraged for different components of compensation is appropriate.

The MD&C Committee found alignment between the above shareholder input and the MD&C Committee’s past decisions and ongoing work, including changes it approved to the EIP and LTIP that will impact 2026 compensation. Reference to alignment with shareholder input is included in the description of compensation plans and related decisions throughout the CD&A.

With respect to the 2026 EIP, the weighting for the PPNI performance metric will be increased from 40% to 50%, reflecting the Company’s strong focus on profitability. In addition, the Net Charge-Off Ratio weighting will be decreased from 20% to 10%, reflecting the Company’s consistency in meeting this metric as a result of its disciplined approach to credit management. Finally, the definition for Deposit Growth will be updated to exclude money market and time deposits, reflecting the Company’s strong focus on core, non-maturity deposit acquisition and retention. With respect to the 2026 LTIP, the MD&C Committee determined that Tangible Common Book Value per Share will replace Relative ROAE, in order to incorporate a metric more directly aligned with long‑term shareholder value creation, based in part on shareholder feedback, thoughtful and careful Committee deliberation and input from its independent executive compensation consultant.

2026 Proxy Statement 37

EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY AND BEST PRACTICES

Compensation Philosophy

We believe that executive compensation should be directly linked to continuous improvements in corporate performance while remaining competitive relative to the compensation levels and practices of our peers. Our compensation philosophy describes the framework for our decision-making and, we believe, includes industry best practice compensation features. Each year, the MD&C Committee, with support and guidance from its independent compensation consultant and informed by relevant peer analysis, reviews our executive compensation philosophy and practices to ensure that our programs are effective and competitive and reflect the interests of our shareholders.

To achieve our executive compensation philosophy, we intend our programs to:

•
Drive performance relative to our clearly-defined goals, balancing short-term operational objectives with long-term strategic goals;
•
Align our executives’ long-term interests with those of our shareholders by placing a substantial portion of total compensation at risk and contingent on our performance and the executive’s continued employment;
•
Ensure that compensation programs vary compensation both up and down in relationship to changes in our performance and the executive’s individual performance;
•
Encourage our executives to think and act as long-term shareholders with stock-based compensation;
•
Attract, retain and motivate highly qualified executives needed to achieve our financial goals and maintain a stable executive management group;
•
Limit financial risk under compensation plans through risk-balanced plan design including clawback provisions; and
•
Use data and independent expertise to ensure compensation practices are market competitive.

Best Practices:

We continue to utilize sound governance and risk management practices that align with our compensation philosophy:

What we do	What we don’t do
We include clawback provisions in compensation plans and have adopted a clawback policy with respect to incentive-based compensation to our executive officers	We do not allow pledging of our stock
We incorporate pay-for-performance by aligning a substantial portion of NEO compensation to the achievement of short- and long-term business objectives	We do not allow hedging of our stock
We include gateway requirements for performance-based payment under incentive plans of meeting or exceeding target capital funding levels measured using Basel III framework	We do not allow holding our stock in margin accounts
We structure the compensation of our NEOs to include a substantial portion that is variable and at-risk	We do not provide excessive perks to our executives
We use an external, independent compensation consultant	We do not gross-up payments to offset tax obligations
We consider risks and adjust controls as appropriate when making pay decisions	We do not pay dividends or dividend equivalents on unvested equity awards
We require appropriate stock ownership levels for NEOs
We include a “double trigger” provision for accelerated vesting of grants in the event of a change in control
We seek shareholder feedback with a “say on pay” vote annually

38 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

Our policies concerning executive Stock Ownership Requirements, clawback policy, restrictions on derivatives, pledging and hedging are described on pages 5 and 6.

The MD&C Committee does not have any formal policies for allocating compensation among salary, annual cash incentive awards and long-term incentive equity grants, short- and long-term compensation or among cash and non-cash compensation. Instead, the MD&C Committee exercises judgment to establish a total compensation program for each executive officer that is a mix of current, short- and long-term incentive compensation, and cash and non-cash compensation, that the MD&C Committee believes is appropriate to achieve the goals of our executive compensation program and our corporate goals and objectives. In setting the elements of compensation, the MD&C Committee considers prior compensation paid and amounts realizable from prior stock-based awards, as well as other benefits provided by the Company.

The MD&C Committee typically grants equity-based awards, including RSUs and PSUs, to our executive officers and other key employees on an annual grant cycle in March of each year and may also make off cycle awards from time to time on an as-needed basis. Awards to our directors are made immediately following the annual meeting of shareholders. The MD&C Committee does not currently grant stock options or stock appreciation rights. The Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

PROGRAM ELEMENTS AND PAY DECISIONS

Base Salary

We review the base salaries of our NEOs regularly and whenever there is a change in NEOs. In considering base salary adjustments for 2025, the MD&C Committee reviewed the individual performance of our NEOs, their contributions to Company performance, experience, and levels of responsibility, and also considered updated competitive peer market data provided by the MD&C Committee’s independent compensation consultant to understand the relationship of our NEO compensation package to those of similarly-positioned executives in the market, as described in our compensation philosophy.

Base salary for all employees, including NEOs, is reviewed annually to align with performance evaluations and incentive awards and to reinforce our pay-for-performance philosophy. In 2025, base salaries for all NEOs were increased as a result of individual performance, experience and levels of responsibility to ensure total compensation remained within the competitive range indicated in the competitive market assessment.

We approved the following base salary adjustments in 2025:

	12/31/2024	12/31/2025	Total %
Name	Annual Salary	Annual Salary(1)	Change

Martin K. Birmingham	$738,589	$812,448	10.0%
W. Jack Plants II	$361,221	$412,000	14.1%
Samuel J. Burruano, Jr.	$296,640	$360,000	21.4%
Kevin B. Quinn	$318,270	$327,818	3.0%
Laurie R. Collins	$275,010	$283,261	3.0%

(1)
On January 6, 2025 a base pay adjustment was awarded to Mr. Plants of 14.1% and Mr. Burruano of 21.4%; and on March 3, 2025 a base pay adjustment of 10% was awarded to Mr. Birmingham to appropriately align their compensation to the Company’s peer group based on each executive’s performance. On March 3, 2025 a base pay adjustment of 3% was awarded to Mr. Quinn and Ms. Collins based on 2024 individual performance.

Executive Incentive Plan

The EIP is a performance-based cash plan designed to reward eligible executives, including our participating NEOs, for the achievement of corporate financial goals and demonstrated successful individual performance. The primary objective of the EIP is to provide participating NEOs with a direct link between their compensation and attainment of pre-established annual performance goals. We believe that the performance measures under the EIP contribute to our attaining and surpassing our annual business plan and achieving long-term strategic goals.

2026 Proxy Statement 39

EXECUTIVE COMPENSATION

The 2025 EIP utilized the same metrics used to calculate the funding of the award pool as last year with the exception of the deposit growth metric which was updated to exclude all BaaS-related deposits, given the Company’s 2024 decision to wind-down that line of business.

The MD&C Committee has the ability to adjust the final calculated award pool based on performance levels of the executive team as measured on their Executive performance scorecards in order to reward individual and team performance. Executive performance scorecards are developed jointly on an annual basis between the CEO, NEOs and the MD&C Committee with a 50/50 weighting of individual executive and executive team goals directly aligned to successful execution on our strategic plan.

Incentive Opportunity

We set target incentive opportunities and the total award pool under the EIP based on a percentage of base salary that reflects a market-level target compensation opportunity for each participating executive. The threshold and maximum percentages reflect both our review of market practices and judgment of the level of award opportunity appropriate for the performance goals established. The differences in opportunity also reflect each executive’s relative influence on achieving our performance goals based on his or her position. The actual amount of an executive’s award is based on our business results, subject to adjustment based on the executive’s individual performance within a total award pool.

	2025 EIP Award Opportunity as a Percent of Salary (Interpolated between performance levels)
Name	Threshold	Target	Maximum
Martin K. Birmingham	25.0%	50%	75.0%
W. Jack Plants II	20.0%	40%	60.0%
Samuel J Burruano, Jr.	20.0%	40%	60.0%
Kevin B. Quinn	20.0%	40%	60.0%
Laurie R. Collins	20.0%	40%	60.0%

(1)
Target EIP % for Mr. Quinn and Ms. Collins increased from 35% in 2024 to 40% in 2025 in alignment with benchmarking executive compensation versus the peer group.

Gateway Performance Criteria

Our EIP for 2025 required the following gateway performance criteria to be achieved for executives to receive payment of an award under the plan:

1.
The Bank must achieve a Tier 1 Capital Ratio determined by the MD&C Committee following the US Basel III capital framework. (The gateway performance requirement was set at 8.5% and the actual ratio as of December 31, 2025 was 11.43%.)
2.
With appropriate discretion in the case of separation or retirement, executives must be employed at the time of payment.

The Tier 1 Capital Ratio gateway metric was met.

Company Performance Goals and Results

Performance in the EIP for 2025 was measured based on four financial metrics that the MD&C Committee chose to reward our NEOs for generating profits, growing outstanding balances for both total loans and growing non-public deposits, and maintaining strong credit quality: PPNI, Total Loan Growth, Total Non-Public Deposit Growth excluding BaaS and Net Charge-offs. The MD&C Committee set the goals for each performance measure based on our performance expectations in the long-term strategic plan and the 2025 operating plan in early 2025. Achievement of each performance measure is weighted to calculate the overall performance measurement relative to target. In the first quarter of 2025, the MD&C Committee established weighting, threshold, target, and maximum levels for each performance measure after analyzing the performance required and the potential shareholder value created at each award level, and consulting with its independent compensation consultant.

40 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

Our 2025 performance goals and results are as follows:

	Weighting of				2025
	Performance	2025 EIP Performance Goals			Actual	Weighted
Performance Measure	Measure	Threshold	Target	Maximum	Results	Performance
PPNI(1) ($MM)	40%	$59.76	$79.68	$91.63	$83.51	46.4%
Total Loan Growth(1)	20%	1.30%	2.00%	2.50%	4.01%	30.0%
Non-Public Deposit Growth excluding BaaS(1)	20%	1.33%	1.77%	2.21%	0.21%	—
Net Charge-Off Ratio	20%	0.37%	0.30%	0.22%	0.24%	28.0%

(1)
These are non-GAAP financial measures. Refer to Appendix A for a description of these financial measures and reconciliations to their most directly comparable GAAP financial measures.

We Consider Individual Performance

We believe that the individual performance of our NEOs is relevant in all compensation decisions. We formally consider individual performance in determining annual merit base salary changes and in contemplating discretionary adjustments to NEO EIP payouts within the total award pool.

We measure individual performance for our NEOs using an annual goal-setting process set forth on each executive’s performance scorecard that aligns individual goals with our annual business plan, our strategic plan, and other key strategic initiatives. Individual performance is assessed after completion of the year.

Individual performance adjustments reflect the level of achievement for our NEOs against annual individual and enterprise performance goals. Individual performance for all employees, including our NEOs, is assessed using an annual performance management process that is overseen by the MD&C. Goals are established at the beginning of the year and performance is assessed throughout the year with MD&C oversight. Performance goals align our annual business plans and long-term strategic plans, and include metrics focused on financial and operating results, business development, governance and risk management, people and organizational development, and customer experience. At the end of the year, employee performance is assessed against these goals and a performance rating is assigned.

Our NEOs’ individual goals and performance considerations included:

NEO	Individual Goal and Performance Considerations
Martin K. Birmingham
•
Guided continued refinement and execution of the Company’s long-term strategic plan in support of its vision of being a high-performing community bank offering a simple, connected, and trusted experience in its markets
•
Delivered strong earnings results in 2025, including record full-year net interest income and durable noninterest income, as well as meaningful growth in stock price during the year, delivering positive returns to shareholders
•
Implemented enhanced fraud protections to strengthen our ability to safeguard consumers and the bank
•
Strengthened the focus on core banking delivery, products, and process, including through the hire of a new Chief Consumer Banking Officer
•
Maintained strong regulatory relations resulting in positive feedback in areas of consumer compliance, community reinvestment act, and safety and soundness
•
Led successful subordinated debt offering in late 2025, allowing the Company to refinance past issuances at a more attractive rate in early 2026
•
Led continued strong community engagement across the Bank’s footprint

W. Jack Plants II
•
Continued executive leadership of Enterprise Project Management, Technology and Operations, driving forward-progress on key initiatives, including further integration of service software to facilitate effective change management, simplification efforts to our core system, and development of a technology roadmap for future improvements
•
Led off-boarding of the BaaS line of business in efficient and compliant manner
•
Led balance sheet management strategies and execution, including funding cost reductions across all lines of business
•
Oversaw, together with CEO, the private placement of $80.0 million of fixed-to-floating rate subordinated notes, which received a BBB- rating from KBRA

2026 Proxy Statement 41

EXECUTIVE COMPENSATION

NEO	Individual Goal and Performance Considerations
Samuel J. Burruano, Jr.
•
Served as a trusted advisor to the CEO and Board and helped address complex legal, governance, and strategic matters, bridging the gap between business strategy and legal requirements
•
Provided legal and governance support on significant projects and initiatives, including the successful Digital Banking and Treasury Management projects, support of the wind-down of BaaS lines of business, full resolution of long-standing auto lending litigation, the implementation of a new share repurchase program and the development and implementation of a comprehensive director orientation program for our two new Directors
•
Supported the successful on-boarding of a new Director of Internal Audit and enhancements to the audit process and plan

Kevin B. Quinn
•
Continued to support commercial growth, resulting in strong loan growth performance
•
Implemented new regional market structure designed to strengthen collaboration amongst commercial groups in service of deepening relationships with customer base
•
Continued to execute on established roadmap for growth within Treasury Management products and services
•
Further strengthened business development relationships within key markets for growth

Laurie R. Collins
•
Strengthened talent processes in support of a high-performance culture and strengthening the talent bench, including expansion of goal-setting and improvements to talent evaluation and succession planning process
•
Supported building capability within Retail, through improvements to platform and sales and service training, and enhancing regional organizational structure within Commercial
•
Drove increased employee engagement in the community, resulting in over 8,600 recorded community service hours in 2025

Calculation of EIP Awards

The EIP award pool is the aggregate funding percentage for the performance period as determined by four financial metrics, multiplied by the aggregate sum of the target amount of each EIP participant who was employed on the last day of the performance period or who is entitled to a pro rata award for the performance period, and further multiplied by the individual performance factor.

The MD&C Committee, in consultation with the CEO and the Chief Human Resource Officer (for awards other than their own), determines and approves the amount of each EIP participant’s award, if any, considering the participant’s target amount and the participant’s absolute and relative individual performance against their executive scorecard during the plan year. The aggregate total of all amounts earned by participants for the plan year may not exceed the actual award pool as determined by four financial metrics and any adjustments to the pool that were approved to reward individual and team performance, unless the MD&C Committee determined otherwise.

In 2025, there were eight participants in the EIP (our five NEOs and three other EMC participants). Discretionary adjustments for individual and executive team performance were applied to the financially-driven formulaic payout as shown in the table below.

Awards for 2025 Performance

Company performance goal achievement for 2025 was as follows: between Target and Maximum for PPNI, above Maximum for Loan Growth, below Threshold for Total Non-Public Deposit Growth and between Target and Maximum for Net Charge-offs, yielding a calculated Award Percentage Achievement of 104.4% of the target award.

42 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

2025 EIP awards are summarized below:

NEO	Base Salary	Target Award	Award Percentage Achievement (1)	Calculated Award	Individual Performance Adjustment (2)	Total Incentive

Martin K. Birmingham	$812,448	50.0%	104.4%	$423,951	$63,593	$487,544
W. Jack Plants II	$412,000	40.0%	104.4%	$171,992	$25,799	$197,790
Samuel J. Burruano, Jr.	$360,000	40.0%	104.4%	$150,284	$19,537	$169,821
Kevin B. Quinn	$327,818	40.0%	104.4%	$136,849	$20,527	$157,377
Laurie R. Collins	$283,261	40.0%	104.4%	$118,248	$15,372	$133,621

(1)
This represents the calculated funding of the award pool based on normalized performance against the four financial metrics measured in the EIP which resulted in a calculated funding of the pool at 104.4%.
(2)
The individual performance modifier was applied based on individual and team performance of the NEOs and the executive team. Performance was measured against executive scorecards and approved by the Company’s MD&C Committee.

Long-Term Equity-Based Incentive Plan

We award long-term incentives through the Amended and Restated 2015 Long-Tern Incentive Plan in the form of performance-vesting PSUs and time-vesting RSUs to reward executives for long-term growth in profitability and shareholder value through the successful execution of our strategic plan. We, in consultation with and based on market intelligence provided by the MD&C Committee’s independent compensation consultant, annually review our long-term incentives to ensure the design and grant-date value fall within a competitive range of long-term incentives relative to peer group companies.

Structure of Awards

•
Awards are granted in the form of RSUs and PSUs. RSUs and PSUs are grants valued in terms of Company stock, but Company stock is not issued at the time of grant. As a result, there are no dividends or dividend equivalents paid on RSUs and PSUs, and RSUs and PSUs do not have voting rights. Upon vesting, RSUs and PSUs are settled in shares of Company common stock.
•
2025 RSUs had a grant date of March 6, 2025 and cliff vest subject to continuous employment through February 25, 2028.
•
2025 PSUs are subject to the following gateway performance requirements:
o
The Bank must achieve a Tier 1 Capital Ratio determined by the MD&C Committee following the US Basel III capital framework. (The gateway performance requirement was set at 8.5% and the actual ratio as of December 31, 2025 was 11.43%.)
o
The NEOs must receive a minimum individual performance evaluation rating on their individual executive performance scorecard of satisfactory or better for the performance period.
•
2025 PSUs are earned based on achievement of two performance metrics at the end of the three-year period:
o
50% of PSUs are based on a Relative ROAE measure for the 1/1/2025 – 12/31/2027 performance period, compared to the BANK – NASDAQ Bank Index peer group.
o
50% of the PSUs are based on average absolute ROAA for the 1/1/2025 – 12/31/2027 performance period.

2026 Proxy Statement 43

EXECUTIVE COMPENSATION

o
Performance levels required for vesting of PSU awards are reflected in the following chart:

Performance Measures &	2025 Performance Goals

Measurement Periods(1)	Threshold	Target	Maximum

3-Year Relative ROAE Ranking (2) (01/01/2025 – 12/31/2027)	30th Percentile	50th Percentile	80th Percentile
ROAA (01/01/2025 – 12/31/2027)	1.113%	1.159%	1.206%

(1)
PSUs are granted at the target level and results are interpolated for performance between Threshold and Target, and between Target and Maximum.
(2)
If our absolute ROAE is less than 0% for the performance period and our performance relative to the peer group is greater than the 50th percentile, the number of shares earned will not exceed Target.
•
For NEOs, the grant date value of the annual 2025 RSUs and PSUs awards is based on a percentage of base salary as shown below.

	2025 Grant Date Value of RSUs and PSUs as a % of Base Salary

	Time-Based	Performance-Based PSUs
Name	RSUs	Threshold	Target	Maximum
Martin K. Birmingham	30.00%	15.00%	30.00%	45.00%
W. Jack Plants II	20.00%	10.00%	20.00%	30.00%
Samuel J. Burruano, Jr.	20.00%	10.00%	20.00%	30.00%
Kevin B. Quinn	20.00%	10.00%	20.00%	30.00%
Laurie R. Collins	20.00%	10.00%	20.00%	30.00%

The units awarded for the annual RSU and PSU grants on March 6, 2025 as described above were as follows:

	Time-Based RSUs	Performance-Based PSUs (1)
Name		Threshold	Target	Maximum

Martin K. Birmingham	9,060	4,530	9,060	13,590
W. Jack Plants II	3,064	1,532	3,064	4,596
Samuel J. Burruano, Jr.	2,676	1,338	2,676	4,014
Kevin B. Quinn	2,438	1,219	2,438	3,657
Laurie R. Collins	2,106	1,053	2,106	3,159

(1)
Performance for PSUs will be determined after the end of the performance period on December 31, 2027. PSUs are granted at the Target level and results are interpolated for performance between Threshold and Target and between Target and Maximum.

More information on the status of existing equity grants is included in the Outstanding Equity Awards at December 31, 2025 table on page 56.

As discussed in the above “2025 Executive Compensation Program Highlights” section, a Supplemental RSU was awarded to NEOs with a grant date of March 6, 2025 and a vest date of February 25, 2028. Additional information on this award can be found in the “2025 Grants of Plan-Based Awards” table on page 55.

Additional Elements of Compensation

401(k) Retirement Savings Plan

We maintain a 401(k) Retirement Savings Plan (the “401(k) Plan”) which is available to all eligible employees including our NEOs. Participants may elect up to 25% of their account balance to be invested in Company common stock under the 401(k) Plan. In addition, the 401(k) Plan provides for catch-up contributions for eligible employees. All NEOs participate in the 401(k) Plan.

44 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

Pension Plan

We maintain a defined benefit pension plan (the “DB Plan”) in which our NEOs participate. The DB Plan has two tiers of participation. Tier 1, which Mr. Birmingham accrued benefits under through January 31, 2023, provided for an age- and service-based traditional pension benefit. The accrued benefits of Tier 1 participants earned under the Tier 1 benefit formula as of January 31, 2023 have been frozen as a result of a past plan amendment. This means Mr. Birmingham does not accrue additional benefits under the Tier 1 benefit formula after January 31, 2023. Benefits for Mr. Birmingham, accrued on or after February 1, 2023, are now determined using the Tier 2 cash balance formula. Tier 2, which also included Messrs. Plants, Burruano, and Quinn and Ms. Collins in 2025, provides a cash balance-type benefit that is valued based on a hypothetical account balance based on pay and interest credits.

Information regarding the pension benefits of our NEOs can be found in the Pension Benefits table on page 57.

Other Benefits

Eligible employees, including our NEOs, may participate in our health and welfare benefit programs, including medical, dental, vision coverage, disability, and life insurance. These benefits are offered to all employees as a part of our competitive total compensation program.

Perquisites and Other Personal Benefits

We provide our NEOs with perquisites that we believe are reasonable and consistent with our overall compensation program and peer group practices and allow our NEOs to more effectively discharge their responsibilities to the Company. In 2025, we provided our NEOs (other than our CEO) a $750 monthly vehicle stipend and our CEO a $1,000 monthly vehicle stipend. We have approximately 50 retail and commercial banking offices located in a 10,000-square mile footprint throughout Western and Central New York. We believe the regular presence of our NEOs in the markets we serve is best accomplished by providing them compensation for use of their personal vehicles.

We also reimbursed some NEOs for membership costs for various clubs and organizations. We believe such memberships provide important opportunities for business development activities and demonstrate our philosophy of community involvement in the markets in which we do business.

In 2025, the MD&C Committee approved and we introduced an executive physical program for all EMC members. Under the program, eligible executives are offered a Company-paid, one-day comprehensive medical evaluation at the Cleveland Clinic. The program is designed to support the health and well-being of our leadership team by proactively identifying health risks and promoting long-term wellness, which the Board believes ultimately benefits the Company and its shareholders.

The amounts attributable to each NEO’s vehicle stipend, membership reimbursements and executive physical are included in the “All Other Compensation” column in the Summary Compensation Table.

2026 Proxy Statement 45

EXECUTIVE COMPENSATION

COMPENSATION PROCESS

The MD&C Committee

The MD&C Committee is a standing committee of the Board that operates pursuant to a charter that has been approved by our Board of Directors. Each member of the MD&C Committee is independent as defined under applicable Nasdaq rules. While we rely on input from our CEO and other executives for certain information and data, the MD&C Committee is fully responsible for all aspects of compensation decisions for our CEO and members of our EMC. The MD&C Committee’s 2025 annual work plan was as follows:

Month	Work Plan, Decision and Actions
January – February
•
Approve payouts for EIP and LTIP based on prior year Company financial performance and individual performance
•
Review prior year performance goals and objectives for our CEO and evaluate performance considering these goals and objectives
•
Review performance evaluations for EMC members
•
Approve annual base pay merit adjustments for the CEO and EMC members
•
Approve the plan design and corporate performance objectives for coming year executive and senior management compensation programs, which include our EIP and our LTIP performance metrics and awards
•
Review the MD&C Committee Charter and recommend any changes to the Board
•
Update on revised stock plan and additional shares request
•
Approve the pool of annual shares available for the CEO equity award program
•
Approve the company compensation philosophy and policy
•
Review an update on Human Capital

March
•
Review compensation consultant independence
•
Approve EIP and LTIP PSU financial goals for current year
•
Prepare for the Annual Meeting, review the draft CD&A and other applicable sections of the proxy
•
Review share ownership guidelines of executives for any recommended updates and executive compliance
•
Approve enterprise-wide line of business incentive plans
•
Approve annual employee RSU and PSU equity grants and form of awards

May
•
Review Board of Directors’ compensation with support from independent compensation consultant and make recommendations to the Board for approval
•
Approve clawback policy
•
Update defined benefit pension plan strategy
•
Review organization charts and management reports on succession planning and management development
•
Review and approve the CRO’s certification of compensation plans that evaluate risks associated with compensation philosophy and all compensation programs, including our incentive compensation plans

July
•
Review succession planning and management development strategy
•
Approve social and country club perquisite
•
Review year-to-date executive performance
•
Review year-to-date usage of the CEO equity award program
•
Establish peer group for use in the next compensation planning cycle
•
Review year-to-date financial performance for EIP and Management Incentive Plan (“MIP”) and period-to-date performance for LTIP awards (PSUs)
•
Review defined benefit pension plan performance
•
Review results of annual shareholder voting.

46 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

Month	Work Plan, Decision and Actions
October
•
Review year-to-date financial performance for EIP and MIP and period-to-date performance for LTIP awards (PSUs)
•
Review the employee benefit program for the following year
•
Review defined benefit pension plan strategy
•
Review executives’ peer review compensation analysis and other relevant market information provided by independent compensation consultant
•
Review executive compensation consultant update on emerging trends and regulatory and compliance updates
•
Review Equal Employment Opportunity and Affirmative Action Plans

December
•
Review year-to-date financial performance and estimated results for EIP and MIP and period-to-date performance for LTIP awards (PSUs)
•
Review defined benefit pension plan strategy
•
Discuss preliminary design and target compensation levels of executive compensation programs for the next year
•
Review projected NEOs for Proxy
•
Begin executive performance evaluations
•
Review year-to-date usage of the CEO Equity Award program
•
Executive Compensation Consultant Performance Review

The MD&C Committee conducts an annual evaluation of our CEO which is reflective of feedback provided by all of our Directors and an assessment of how our CEO performed against his executive scorecard referenced above. Our MD&C Committee Chair delivers the results of that review to our CEO. Additionally, the Board receives a report concerning the CEO’s evaluation of the job performance and leadership as well as the CEO’s compensation-related recommendations based on this annual evaluation and other factors noted above. The MD&C Committee has final discretion over all compensation decisions regarding our CEO and each member of the EMC.

The MD&C Committee has delegated authority to our CEO to approve the adoption, amendment, or termination of our benefit plans if the action is expected to have an estimated annual impact on our Statement of Income of $500,000 or less.

In 2025, our CEO, Chief Legal Officer and Corporate Secretary, CFO, Chief Human Resources Officer, and Director of Total Rewards and Analytics regularly attended MD&C Committee meetings and assisted with the collection and presentation of required materials. Management was excused as appropriate during Committee meetings. The Committee’s independent compensation consultant attended 2025 meetings, and the MD&C Committee also has access to independent legal counsel and other professional advisors as needed.

Management Succession Planning

As noted above, the MD&C Committee actively reviewed CEO and Management succession planning and supported management in actions taken during the year to support succession and development plans. The CEO Succession Plan provides the organization alternatives in the event of both planned and unplanned succession of the CEO. The MD&C Committee believes that we are prepared for succession events and will continue to review succession preparation.

The MD&C Committee Independent Compensation Consultant

Aon’s Human Capital Solution practice, a division of Aon plc (“Aon”) serves as the committee’s independent compensation consultant. Aon reported directly to the Chair of the MD&C Committee, and regularly attended committee meetings. Aon does not have a personal or business relationship with any member of the MD&C Committee.

2026 Proxy Statement 47

EXECUTIVE COMPENSATION

The MD&C Committee assessed the independence of Aon considering SEC rules regarding compensation consultant independence. As part of this assessment, the MD&C Committee reviewed Aon’s compensation consultant independence letter and concluded that the services provided by Aon to the MD&C Committee do not raise any conflict-of-interest issues.

The MD&C Committee currently retains Aon to:

•
Provide analysis on compensation levels, programs, practices and reported pay for both executives and directors within certain peer groups and the broader market; and
•
Provide the MD&C Committee with a report on compensation trends among our peers and the broader market.

While Aon provided reports and recommendations to the MD&C Committee regarding our executive compensation programs, the MD&C Committee is solely responsible for determining the form of compensation, the final amount, and the level of performance targets used in our executive compensation plans.

During 2025, the MD&C Committee requested Aon to provide the following assistance:

•
Review and update our peer group based on parameters determined by the MD&C Committee;
•
Review the CD&A for the proxy statement;
•
Analyze and present competitive market data of total executive compensation including base pay, annual cash incentive awards, long-term equity-based incentive awards and elements of other compensation;
•
Assist in the review and design of annual and long-term incentives;
•
Analyze and present competitive market data on director compensation; and
•
Provide a report on executive and board composition trends and a regulatory update.

Assessment of Compensation Risk

We review our incentive compensation arrangements for all employees, including our CEO and other members of the EMC, for the purpose of determining whether such programs might encourage inappropriate risk-taking by participants that would be reasonably likely to have a material adverse effect on us. Each year, our CRO evaluates the design and operation of all incentive compensation plans and delivers an annual certification to the MD&C Committee that the Bank’s incentive compensation plans do not encourage excessive risk taking, are consistent with the safety and soundness of the organization, and materially comply with applicable regulatory requirements.

We have designed our compensation programs to avoid excessive risk-taking and related financial consequences. To this end, we:

•
Use both short- and long-term compensation and performance measures to balance the time horizon of decision- making;
•
Use a variety of performance measures that ensure a balanced focus on performance;
•
Define maximum potential award levels for performance-based awards;
•
Have a recoupment (“clawback”) policy in place, which is described on page 6; and
•
Use discretion in determining performance results as needed to adjust for either positive or negative performance variables to ensure results appropriately reflect actual performance.

In 2025, our CRO and the MD&C Committee concluded that our compensation plans, programs and policies, considered as a whole, including applicable risk-mitigation features, are not reasonably likely to have a material adverse effect on the Company.

48 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

Peer Group for 2025 Compensation Decisions

To attract, retain and motivate qualified executives, we periodically complete a market analysis of the total compensation package we offer members of the EMC against a peer group of comparable institutions in our industry whose executives manage similarly sized balance sheets and constituencies. We believe that our peer group fairly represents the market for executive talent in which we compete and includes institutions that share our business and market challenges. We use survey and peer group information as a point of reference, but we do not benchmark or target our compensation levels against this competitive information. The peer group that we used for 2025 compensation decisions includes publicly traded financial institutions that generally adhere to the following criteria:

•
Commercial banks listed on a national exchange;
•
Headquarters in New England, Mid-Atlantic and select Midwest U.S. states, excluding major metropolitan areas;
•
Asset sizes ranging from $3.0 billion to $12.5 billion;
•
Other factors include annual revenue of between $100 million to $500 million, non-interest income making up at least 10% of revenue, commercial loans not exceeding 80% of loan portfolio, at least 10 branches and insider ownership of below 35%;
•
Additional refinement to exclude banks due to merger and acquisition activity or other considerations the MD&C Committee determines relevant.

In determining the peer group, we considered competitive market data from 2024 from the following peer group when determining 2025 compensation for the members of the EMC. The 2025 peer group replaced five peers previously included in the 2024 peer group. New peers include Civista Bancshares, Inc., Farmers National Banc Corp., First Busey Corporation, Mercantile Bank Corporation and Premier Financial Corp. Removed peers include 1st Source Corporation, Community Trust Bancorp, Lakeland Financial Corporation, QCR Holdings and Stock Yards Bancorp. The Company’s percentile rank positioning based on assets as of March 30, 2024, was near the median, at the 48th percentile.

Arrow Financial Corporation	First Commonwealth Financial Corporation	Park National Corporation
Bar Harbor Bankshares	First Financial Corporation	Peoples Bancorp Inc.
Camden National Corporation	German American Bancorp, Inc.	Premier Financial Corp.
Civista Bancshares, Inc.	Horizon Bancorp, Inc.	S&T Bancorp, Inc.
CNB Financial Corporation	Independent Bank Corporation	Tompkins Financial Corporation
Farmers National Banc Corp.	Mercantile Bank Corporation	Washington Trust Bancorp, Inc.
First Busey Corporation	Midland States Bancorp, Inc.

2026 Proxy Statement 49

EXECUTIVE COMPENSATION

OTHER FACTORS AFFECTING EXECUTIVE COMPENSATION

Executive Agreements

We have entered into executive agreements with Messrs. Birmingham, Plants, Burruano, Quinn, and Ms. Collins that provide for change-in-control severance benefits, protection of our confidential and proprietary information and non-competition and non-solicitation restrictions in the event the executive’s employment with us terminates.

We believe that severance protection, particularly in the context of a change-in-control transaction, can play a valuable role in attracting and retaining key executive officers in the banking industry. We consider these severance protections to be an important part of an executive’s compensation and to be consistent with similar benefits offered by our competitors. The occurrence or potential occurrence of a change-in-control transaction will create uncertainty regarding the continued employment of our executive officers. These transactions often result in significant organizational changes, particularly at the executive level. We believe that change-in-control benefits mitigate against the potential negative consequences to executives of actively pursuing possible change-in-control transactions that may be in the best interest of shareholders.

The agreements provide for certain compensation and benefits if certain events occur during a protection period of six months before to 24 months following a change in control (the “Protection Period”), as defined in the agreements. The agreements also contain provisions for the protection of our confidential and proprietary information, as well as non-competition and non-solicitation restrictions. Each of the agreements is effective for an initial term of three years and automatically extends for additional terms of one year, unless, at least 90 days prior to the expiration of the initial term or an additional term, we give written notice to the executive that we do not intend to extend such term.

Under the agreements, in the event of an executive’s termination for a reason other than for cause, as defined in the agreements, or if an executive terminates voluntarily under one or more of the specified circumstances that constitute a good reason within the Protection Period, the executive will receive an amount equal to the following: for Mr. Birmingham 2.99x; for Messrs. Plants and Burruano 2.00x; and for Mr. Quinn and Ms. Collins 1.25x, the sum of his or her base salary for the most recent calendar year ending before the date on which the change in control occurred plus the average of the executive’s annual cash incentive compensation for the three most recent calendar years ending before the date on which the change in control occurred. Such amount will be paid in a lump sum, less applicable deductions and withholdings, within 10 days of the executive’s termination date. We will also continue to pay for health and dental coverage, as follows: for and up to 36 months for Mr. Birmingham; for and up to 24 months for Messrs. Plants and Burruano, and up to 18 months for Mr. Quinn and Ms. Collins, for the executive and his or her covered dependents.

In addition, all RSUs, PSUs and other rights that the executive may hold to purchase or otherwise acquire company stock will immediately fully vest, and in the case of PSUs, such PSUs will vest at the greater of target performance or actual performance through the executive’s termination date. RSUs and PSUs will be paid as soon as practicable following the executive’s termination date.

The non-competition and non-solicitation provisions of the agreements are effective for a period of six months following the executive’s termination of employment provided that such termination does not entitle the executive to compensation or benefits under the agreement or another arrangement with us. In the event the executive’s employment terminates and such termination entitles the executive to compensation or benefits under another arrangement with us, the non-competition and non-solicitation provisions of the agreement will be effective for the period of time equal to the greater of: (i) the period of time during which the executive is receiving any compensation or benefits from us; or (ii) a period of six months following the executive’s termination of employment. In the event of termination that entitles the executive to compensation or benefits under his agreement following a Change in Control, the non-competition and non-solicitation provisions of the agreements are effective 24 months for Mr. Birmingham; 18 months for Messrs. Plants and Burruano; and nine months for Mr. Quinn and Ms. Collins following the executive’s termination of employment.

In all cases, the executive’s payments and benefits will be reduced, if necessary, to ensure that the payments and benefits to the executive will not be subject to the “golden parachute” excise tax imposed by Section 4999 of the Internal Revenue Code and the payments will be deductible by the Company.

Further information regarding the benefits under the agreements is included under the Potential Payments Upon Termination of Employment or Change in Control section starting on page 59.

50 Financial Institutions, Inc.

EXECUTIVE COMPENSATION

Tax and Accounting Implications

The financial reporting and income tax consequences of individual compensation elements are important considerations for the MD&C Committee when analyzing the overall level of executive compensation and the individual components of executive compensation.

Overall, the MD&C Committee seeks to balance our objective of ensuring an effective compensation package for our NEOs with the benefit from deductibility of compensation, while ensuring an appropriate and transparent impact on reported earnings and other closely followed financial measures.

Section 162(m) of the Internal Revenue Code generally places a $1 million deduction limit on the amount of compensation paid by a publicly traded company in any one year to certain executive officers, former executive officers and highly compensated employees. The MD&C Committee believes that tax deductibility is one of many factors that should be considered in developing an appropriate compensation program for its executive officers, but reserves the right to approve compensation for an executive officer that exceeds the deduction limit of Section 162(m) in order to provide competitive compensation packages.

Under FASB ASC Topic 718, we are required to recognize compensation expense on our statement of operations over the requisite service period or performance period based on the grant date fair value of RSUs and PSUs.

2026 Proxy Statement 51

EXECUTIVE COMPENSATION TABLES

MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE REPORT

The MD&C Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the MD&C Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and in this proxy statement.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.

THE MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE

Andrew W. Dorn Jr., Chair

Angela J. Panzarella, Vice Chair

Dawn H. Burlew

Kim VanGelder

52 Financial Institutions, Inc.

EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table contains information concerning the compensation earned by our NEOs in each of the fiscal years ended December 31, 2025, 2024 and 2023 for which each officer was a NEO.

Name & Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value ($)(2)	All Other Compensation ($)(3)	Total ($)

Martin K. Birmingham	2025	798,244	1,017,062	487,544	57,464	25,355	2,385,669
President and Chief	2024	734,452	362,125	288,050	—	24,336	1,408,962
Executive Officer	2023	713,863	355,591	318,638	61,032	23,760	1,472,884
W. Jack Plants II	2025	410,047	320,405	197,790	18,001	18,164	964,407
EVP, Chief Financial	2024	359,198	118,110	112,701	7,260	19,351	616,620
Officer and Treasurer	2023	331,339	96,561	130,089	17,237	12,809	588,035
Samuel J. Burruano, Jr.	2025	357,563	272,259	169,821	22,775	15,656	838,074
EVP, Chief Legal Officer &	2024	294,979	96,970	80,983	14,501	11,322	498,754
Corporate Secretary	2023	276,517	80,501	93,477	20,424	10,290	481,210
Kevin B. Quinn	2025	325,982	274,004	157,377	20,529	31,570	809,462
SVP, Chief Commercial	2024	316,487	104,079	86,569	17,267	26,235	550,638
Banking Officer	2023	307,130	89,431	109,845	17,604	20,913	544,923
Laurie R. Collins	2025	281,674	235,074	133,621	16,030	13,903	680,301
SVP, Chief Human	2024	273,470	89,923	75,078	9,777	9,540	457,788
Resources Officer	2023	257,949	75,103	83,050	14,826	9,300	440,229

(1)
The grant date fair value of all stock awards has been calculated in accordance with FASB ASC Topic 718. In the case of RSUs, the value is determined by multiplying the number of RSUs granted by the closing price of our stock on the grant date reduced by the present value of the dividends expected to be paid on the underlying shares. For PSUs awarded during 2025, amounts shown reflect the grant date fair value of such awards for the three-year performance period beginning in 2025, based on the probable outcome of performance measures related to these PSUs at the grant date. The 2025 PSUs include both ROAA and Relative ROAE performance measures as described under the caption “Long-Term Equity-Based Incentive Plan” in the Compensation Discussion and Analysis section on page 43. The table below sets forth the grant date fair value for the PSUs granted during 2025:

Executive Name	Probable Outcome of Performance Measures Grant Date Fair Value ($)*	Maximum Outcome of Performance Measures Grant Date Fair Value ($)*

Martin K. Birmingham	210,826	316,239
W. Jack Plants II	71,299	106,949
Samuel J. Burruano, Jr.	62,271	93,406
Kevin B. Quinn	56,732	85,098
Laurie R. Collins	49,007	73,510

* Amounts shown represent the grant date fair value of PSUs subject to the ROAA and Relative ROAE performance measures (i) based on the probable or target outcome as of the date the goals were set and (ii) based on achieving the maximum level of performance for the three-year performance period beginning in 2025. The grant date fair value of the ROAA- and the Relative ROAE-based PSUs awarded on March 6, 2025 was $23.27 per share, which was the closing share price of our common stock on that date reduced by the present value of the dividends expected to be paid on the underlying shares.

(2)
The amounts reported in this column reflect the aggregate change in the actuarial present value of each NEO’s accrued pension benefit under our defined benefit pension plan based on the assumptions used for FASB ASC Topic 715 at each measurement date. As such, changes reflect changes in value due to an increase or decrease in the FASB ASC Topic 715 discount rates, changes in the mortality tables, and changes due to the accrual of plan benefits. The methodology applies the “no negative number” position for reporting the change in pension value.
(3)
Amounts reported in this column for 2025 are itemized in the following table captioned “All Other Compensation.”

2026 Proxy Statement 53

EXECUTIVE COMPENSATION TABLES

ALL OTHER COMPENSATION

The following table sets forth details of the “All Other Compensation” column to the Summary Compensation Table for 2025.

	Vehicle	Club	Group Term Life	Executive
	Stipend	Memberships	Insurance	Physical	Total
Executive Name	($)(1)	($)	($)(2)	($)(3)	($)

Martin K. Birmingham	12,000	6,891	2,322	4,142	25,355
W. Jack Plants II	9,000	4,973	540	3,650	18,164
Samuel J. Burruano, Jr.	9,000	—	2,322	4,334	15,656
Kevin B. Quinn	9,000	15,596	3,564	3,409	31,570
Laurie R. Collins	9,000	—	540	4,363	13,903

(1)
This column includes a monthly vehicle cash stipend of $1,000 for Mr. Birmingham and $750 for all other NEOs.
(2)
This column discloses the taxable portion of group term life insurance.
(3)
This column reflects the cost of the executive physical under the Company’s Executive Physical Program.

54 Financial Institutions, Inc.

EXECUTIVE COMPENSATION TABLES

2025 GRANTS OF PLAN-BASED AWARDS

The following table shows the plan-based awards granted during the fiscal year ended December 31, 2025 to each of our NEOs.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All other Stock	Grant Date Fair Value of Stock
Executive	Award		Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Awards	Awards(3)
Name	Description		Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)

Martin K. Birmingham	EIP	(1)		203,112	406,224	609,336
	RSU	(4)	3/6/2025							25,586	595,386
	RSU	(5)	3/6/2025							9,061	210,849
	PSU	(6)	3/6/2025				2,265	4,530	6,795		105,413
	PSU	(7)	3/6/2025				2,265	4,530	6,795		105,413
W. Jack Plants II	EIP	(1)		82,400	164,800	247,200
	RSU	(4)	3/6/2025							7,642	177,829
	RSU	(5)	3/6/2025							3,063	71,276
	PSU	(6)	3/6/2025				766	1,532	2,298		35,650
	PSU	(7)	3/6/2025				766	1,532	2,298		35,650
Samuel J. Burruano, Jr.	EIP	(1)		72,000	144,000	216,000
	RSU	(4)	3/6/2025							6,347	147,695
	RSU	(5)	3/6/2025							2,677	62,294
	PSU	(6)	3/6/2025				669	1,338	2,007		31,135
	PSU	(7)	3/6/2025				669	1,338	2,007		31,135
Kevin B. Quinn	EIP	(1)		65,564	131,127	196,691
	RSU	(4)	3/6/2025							6,900	160,563
	RSU	(5)	3/6/2025							2,437	56,709
	PSU	(6)	3/6/2025				610	1,219	1,829		28,366
	PSU	(7)	3/6/2025				610	1,219	1,829		28,366
Laurie R. Collins	EIP	(1)		56,652	113,304	169,956
	RSU	(4)	3/6/2025							5,890	137,060
	RSU	(5)	3/6/2025							2,106	49,007
	PSU	(6)	3/6/2025				527	1,053	1,580		24,503
	PSU	(7)	3/6/2025				527	1,053	1,580		24,503

(1)
This represents the annual cash incentive opportunity under our 2025 Executive Incentive Plan at threshold, target or maximum performance. The amount actually paid for 2025 is set forth in the Summary Compensation Table under the “Non-equity Incentive Plan Compensation” column. Please refer to the Compensation Discussion and Analysis under the caption “Executive Incentive Plan” starting on page 39 for additional information about the performance measures applicable to each payment.
(2)
For PSUs, these columns show the potential number of shares that our NEOs could earn under our 2015 LTIP at threshold, target or maximum performance. The measures and potential payouts are described in more detail in the Compensation Discussion and Analysis section of this proxy statement under the caption “Long-Term Equity-Based Incentive Plan” on page 43.
(3)
See footnote 1 to the “Summary Compensation Table” for a description of the method used to determine the grant date fair value of stock awards.
(4)
This represents the Supplemental RSU granted to the NEOs that vests on February 25, 2028, subject to the recipient’s continued employment with the Company. Refer to “2025 Executive Compensation Program Highlights” section beginning on page 31 for details of this award.
(5)
The RSUs are granted annually to the NEOs as a component of their complete compensation package and vest on February 25, 2028, subject to the recipient’s continued employment with the Company.
(6)
The PSUs vest on February 25, 2028 and are subject to satisfaction of the gateway performance criteria and meeting the Relative ROAE performance measure and the recipient’s continued employment with the Company.
(7)
The PSUs vest on February 25, 2028 and are subject to satisfaction of the gateway performance criteria and meeting the ROAA performance measure and the recipient’s continued employment with the Company.

For additional information regarding our EIP and our LTIP, please see the discussions under “Executive Incentive Plan” on page 39, and “Long-Term Equity-Based Incentive Plan” on page 43 in the CD&A.

2026 Proxy Statement 55

EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

Stock awards
Equity
			Equity	Incentive Plan
			Incentive Plan	Awards:
			Awards:	Market or
			Number of	Payout Value
	Number of	Market Value	Unearned	of Unearned
	Shares or	of Shares or	Shares, Units,	Shares, Units,
	Units of	Units of	or Other	or Other
	Stock That	Stock That	Rights That	Rights That
	Have Not	Have Not	Have Not	Have Not
	Vested	Vested	Vested	Vested
Executive Name	(#)	($)(6)	(#)(7)	($)(6)

Martin K. Birmingham	56,933 (1)	1,774,602	24,460	762,418
W. Jack Plants II	17,391 (2)	542,077	7,846	244,560
Samuel J. Burruano, Jr.	14,550 (3)	453,524	6,695	208,683
Kevin B. Quinn	15,359 (4)	478,740	6,593	205,504
Laurie R. Collins	13,134 (5)	409,387	5,663	176,516

(1)
10,672 shares vest on March 20, 2026, 11,614 shares vest on March 05, 2027, and 34,647 shares vest on February 25, 2028.
(2)
2,898 shares vest on March 20, 2026, 3,788 shares vest on March 05, 2027, and 10,705 shares vest on February 25, 2028.
(3)
2,416 shares vest on March 20, 2026, 3,110 shares vest on March 05, 2027, and 9,024 shares vest on February 25, 2028.
(4)
2,684 shares vest on March 20, 2026, 3,338 shares vest on March 05, 2027, and 9,337 shares vest on February 25, 2028.
(5)
2,254 shares vest on March 20, 2026, 2,884 shares vest on March 05, 2027, and 7,996 shares vest on February 25, 2028.
(6)
Market values calculated by multiplying the closing market price of our common stock as of December 31, 2025, or $31.17 per share, by the number of unvested shares.
(7)
Represents the threshold (50%) number of PSUs subject to ROAA and Relative ROAE performance measures granted on March 21, 2023, threshold (50%) number of PSUs subject to ROAA and ROAE performance measures granted on March 7, 2024, maximum (150%) number of PSUs subject to ROAA performance measure granted on March 6, 2025, and greater than target (144%) number of PSUs subject to Relative ROAE performance measure granted on March 6, 2025. As a result of the loss incurred in 2024 related to the investment securities restructuring, projected vesting is below threshold (0%) for the number of PSUs subject to ROAA and Relative ROAE performance measures granted on March 21, 2023, and below threshold (0%) for the number of PSUs subject to ROAA and Relative ROAE performance measures granted on March 7, 2024. Consequently, these PSUs are not expected to become vested or earned.

RESTRICTED STOCK VESTED IN 2025

The following table provides information about restricted stock held by our NEOs that vested in 2025.

Executive Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Martin K. Birmingham	6,356	165,574
W. Jack Plants II	2,604	67,834
Samuel J. Burruano, Jr.	2,392	62,312
Kevin B. Quinn	2,532	65,959
Laurie R. Collins	2,282	59,446

(1)
Represents the number of vested shares multiplied by the closing market price of our common stock on the date of vesting.

56 Financial Institutions, Inc.

EXECUTIVE COMPENSATION TABLES

PENSION BENEFITS

We maintain a defined benefit pension plan in which our NEOs included below have an accumulating benefit. The following Pension Benefits table provides information regarding the present value of the accumulated benefit, years of credited service and the amount of any pension payments made in 2025 for our NEOs under the New York State Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc. (the “New York Bankers Retirement Plan”).

		Number of	Present
		Years	Value of
		Credited	Accumulated
		Service	Benefit(1)
Executive Name	Plan Name	(#)	($)

Martin K. Birmingham	New York Bankers Retirement Plan	19.75	609,986
W. Jack Plants II	New York Bankers Retirement Plan	6.00	77,528
Samuel J. Burruano, Jr.	New York Bankers Retirement Plan	9.00	130,894
Kevin B. Quinn	New York Bankers Retirement Plan	5.00	84,047
Laurie R. Collins	New York Bankers Retirement Plan	4.00	51,824

(1)
The Present Value of Accumulated Benefit was determined using the same assumptions used for financial reporting purposes under U.S. generally accepted accounting principles. For a discussion of the valuation method and all material assumptions applied in quantifying the present value of the accumulated benefits, refer to Note 19 – Employee Benefit Plans to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

Benefits for Tier 1 participants under the defined benefit pension plan for employees with a Date of Participation prior to January 1, 2016 (Mr. Birmingham) are based on years of service and the NEO’s highest average compensation during five consecutive years of employment. Compensation used to determine benefits is all wages and other compensation as reported on the NEO’s form W-2. Normal retirement age for NEOs who first participated in our plan prior to January 1, 2004 is age 62 with ten years of vesting service, as defined in the plan. Normal retirement age is age 65 for any NEO who first participated in the plan on or after January 1, 2004. The normal retirement benefit is an annual pension benefit calculated as follows:

Tier 1 Basic Benefit for NEOs whose Date of Participation is prior to January 1, 2016

Mr. Birmingham is the only NEO that has accrued benefits under Tier 1.

For benefit service accrued prior to January 1, 2004:

•
1.75% of average highest five consecutive years’ compensation multiplied by credited service accrued prior to January 1, 2004 up to 35 years; plus

For benefit service accrued on or after January 1, 2004 through December 31, 2015:

•
1.50% of average highest five consecutive years’ compensation, multiplied by credited service accrued on or after January 1, 2004 through December 31, 2015, provided that such service shall not exceed the difference between (i) 35 and (ii) the NEO’s years of benefit earned prior to January 1, 2004 (up to 35); plus

For benefit service accrued on or after January 1, 2016:

•
1.30% of average highest five consecutive years’ compensation multiplied by credited service accrued on or after January 1, 2016; plus

Each of the above formulas are increased by 1.25% of average highest five consecutive years’ compensation multiplied by credited service accrued prior to January 1, 2016 in excess of 35 years up to 5 years; minus

Offset Benefit

Each of the above formulas are reduced by 0.49% of the average final three years’ compensation, up to covered compensation, multiplied by credited service accrued prior to January 1, 2016 up to 35 years.

2026 Proxy Statement 57

EXECUTIVE COMPENSATION TABLES

The accrued benefits of Tier 1 participants earned under the Tier 1 benefit formula as of January 31, 2023 have been frozen in relation to a plan amendment. This means Tier 1 participants will not accrue additional benefits under the Tier 1 benefit formula after January 31, 2023. Future Accrued Benefits for prior Tier 1 participants, accrued on or after February 1, 2023, shall now be determined using the Tier 2 cash balance formula.

Tier 2 Basic Benefit for NEOs whose Date of Participation is January 1, 2016 or later

The actuarial equivalent of the NEO’s Cash Balance Account, which is credited with service credits equal to 5% of compensation earned each credit period and interest credits of 4% per credit period.

The normal benefit form is payable as a single life pension with 60 payments guaranteed for NEOs whose Date of Participation is prior to January 1, 2016. For NEOs whose Date of Participation is January 1, 2016 or later, the normal benefit form is payable as a single life pension. There are a number of optional forms of benefit available to NEOs, all of which are adjusted actuarially.

For NEOs whose Date of Participation is prior to January 1, 2016, early retirement benefits are available at age 55 under the plan and are reduced from the basic benefits calculation shown above. The amount of the reduction depends on a NEO’s enrollment and vesting in the plan as of January 1, 2004. For NEOs whose Date of Participation is January 1, 2016 or later, a participant may receive their cash balance benefit at any age, provided that they have completed at least three years of vesting service. Messrs. Birmingham, Plants, Burruano, Quinn, and Ms. Collins are eligible for retirement.

STOCK OPTION AWARD POLICY

We have not historically granted stock options or similar awards as part of our equity compensation programs and did not grant any stock options during the year ended December 31, 2025. While the Company does not have a formal policy or obligation that requires it to grant or award equity-based compensation on a specific date, if stock options or similar awards are granted in the future, our Insider Trading Policy provides that we will not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we will not time the public release of such information based on stock option grant dates.

Consequently, the Company has not granted and does not expect to grant stock options or similar awards during periods in which there is material nonpublic information about the Company, including during “blackout” periods or at any time during the four business days prior to or the one business day following the filing with the SEC of any report on Forms 10-K, 10-Q, or 8-K that discloses material nonpublic information. The MD&C Committee and the Board of Directors do not take material non-public information into account when determining the timing of equity awards and do not time the disclosure of material non-public information in order to impact the value of executive compensation.

These restrictions do not apply to RSUs or restricted stock awards or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

58 Financial Institutions, Inc.

EXECUTIVE COMPENSATION TABLES

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

As discussed under “Other Factors Affecting Executive Compensation,” on page 50, we have entered into executive agreements, which include change of control provisions, with Messrs. Birmingham, Plants, Burruano, and Quinn and Ms. Collins. The agreements are designed to promote stability and continuity of our senior management. The agreements include a “double trigger” structure which provides that the executive officer will not receive a “change of control” payment unless both (i) a change in control occurs and (ii) the executive’s employment terminates involuntarily for reasons other than for cause or voluntarily for good reason, in either case, in connection with the change in control.

Under the agreements, a change of control will be deemed to have occurred if:

1.
any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than FII or a subsidiary of FII, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of FII securities possessing 25% or more of the voting power for the election of directors of FII; or
2.
there is consummated
i.
any consolidation, share exchange or merger in which FII is not the continuing or surviving corporation or pursuant to which any shares of our common stock are to be converted into cash, securities or other property, provided that the transaction is not with a corporation which was a subsidiary of FII immediately before the transaction; or
ii.
any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of FII; or
3.
“approved directors” constitute less than a majority of the entire Board of Directors, with “approved directors” defined to mean the members of the Board of Directors of FII as of the date of the agreements and any subsequently elected members who are nominated or approved by at least a majority of the approved directors on the Board prior to such election.

A change-in-control termination under the agreements requires that within six months prior to or 24 months following a change in control: (i) the executive’s employment is terminated other than for cause; or (ii) the executive terminates employment for “good reason.” Termination for “good reason” means that the executive has terminated employment because the executive’s compensation has been reduced, or the executive’s job duties have been materially changed or the executive’s principal place of employment has changed by more than 75 miles. If the circumstances that create the “good reason” are resolved upon notice, a “good reason” termination is generally not available.

Each of the agreements requires that the executive not disclose or use confidential information of the Company both during and after the conclusion of the executive’s employment, and not solicit employees of FII and not compete with FII during the term of the agreement and during the greater of any period for which the executive is entitled to receive compensation or six months thereafter.

Each of the agreements includes a continuation multiple and a continuation period which are used to calculate potential payments under the agreement as follows:

Executive Name	Continuation Multiple	Continuation Period

Martin K. Birmingham	2.99	36 months
W. Jack Plants II	2.00	24 months
Samuel J. Burruano, Jr.	2.00	24 months
Kevin B. Quinn	1.25	18 months
Laurie R. Collins	1.25	18 months

2026 Proxy Statement 59

EXECUTIVE COMPENSATION TABLES

In the event an executive experiences a termination that qualifies after a change in control, compensation and benefits under the agreements include: (1) payment of the sum of the base salary for the most recent calendar year ending before the date of the change in control and the average of the annual cash incentive compensation earned for the three most recent calendar years ending before the date of the change in control multiplied by the continuation multiple, payable in equal installments over the continuation period; (2) the immediate vesting of all stock options, restricted shares and RSUs; and (3) payment of the cost to continue medical and dental benefits over the continuation period.

The agreements also include a provision that limits change-in-control payments to executives in order to eliminate any potential excise taxes under Section 4999 of the Internal Revenue Code. In the event the calculated payment exceeds the Section 280G limit, the benefits will be reduced to an amount below the limit.

The equity awards outstanding as of December 31, 2025 for each of the NEOs were issued under the Financial Institutions, Inc. 2015 LTIP. Under the Financial Institutions, Inc. 2015 LTIP, upon death or disability of a participant, the following will occur: (1) full vesting of all equity awards that are subject solely to the passage of time; and (2) the vesting of a pro rata portion of all equity awards whose vesting is based wholly or partially based on the achievement of performance-based goals, as determined by the MD&C Committee in its sole discretion.

The following table includes the amount of compensation payable to each of the NEOs upon a termination of employment under certain circumstances on December 31, 2025.

Executive Name	Benefit	Termination Without Cause or For Good Reason Following a Change in Control(2) ($)	Death or Disability ($)

Martin K. Birmingham	Pay continuation	3,519,804	—
	Equity award vesting(1)	2,751,656	2,751,656
	Health benefits continuation	59,955	—
	Total	6,331,415	2,751,656

W. Jack Plants II	Pay continuation	1,117,721	—
	Equity award vesting(1)	845,985	845,985
	Health benefits continuation	39,970	—
	Total	2,003,676	845,985

Samuel J. Burruano, Jr.	Pay continuation	949,521	—
	Equity award vesting(1)	709,180	709,180
	Health benefits continuation	—	—
	Total	1,658,701	709,180

Kevin B. Quinn	Pay continuation	557,186	—
	Equity award vesting(1)	742,438	742,438
	Health benefits continuation	29,977	—
	Total	1,329,601	742,438

Laurie R. Collins	Pay continuation	475,638	—
	Equity award vesting(1)	635,182	635,182
	Health benefits continuation	25,530	—
	Total	1,136,350	635,182

(1)
The figures shown reflect the value of those equity awards that would accelerate, calculated using a price per share of $31.17 which was the closing price for a share of our common stock as of December 31, 2025.
(2)
The agreements also include a provision that limits change-in-control payments to executives in order to eliminate any potential excise taxes under Section 4999 of the Internal Revenue Code. In the event the calculated payment exceeds the Section 280G limit, the benefits will be reduced to an amount below the limit.

60 Financial Institutions, Inc.

PAY VERSUS PERFORMANCE

MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mses. Burlew, Panzarella and VanGelder and Mr. Dorn served on the MD&C Committee in 2025, with Mr. Dorn serving as Chair and Ms. Panzarella serving as Vice Chair(1). In addition, Mr. Gullo served on the MD&C Committee from January 1, 2025 until his retirement from the Board on May 28, 2025. We have no MD&C Committee interlocks. None of our MD&C Committee members is a current officer or employee of the Company. None of the members of the MD&C Committee has ever served as an officer or an employee of the Company and none of our executive officers has served as a member of a compensation committee or director of any entity which has an executive officer serving as a member of our MD&C Committee or our Board of Directors.

(1) Ms. Panzarella was appointed Vice Chair of the MD&C Committee as of May 28, 2025.

CEO PAY RATIO

In accordance with SEC rules, we are disclosing the ratio of the annual total compensation of our CEO, Martin K. Birmingham, to the annual total compensation of our median employee.

For 2025:

•
The annual total compensation of our median employee was $56,943.
•
The annual total compensation of Mr. Birmingham, as reported on page 53 in the Summary Compensation Table, was $2,385,669.
•
Based upon this information, the ratio of the annual total compensation of Mr. Birmingham to the median employee was 42 to 1.

Our median employee for 2025 was identified among all employees (other than Mr. Birmingham) as of December 31, 2025 based on annualized Medicare wages as reported in Box 5 of each employee’s 2025 W-2. Once we identified our median employee, we determined the median employee’s annual total compensation using a methodology consistent with that used for the Summary Compensation Table. We did not make any assumptions, adjustments or estimates with respect to annual total compensation.

The pay ratio identified above is a reasonable estimate calculated in a manner consistent with SEC rules. Pay ratios that are reported by our peers may not be directly comparable to ours because of differences in the composition of each company’s workforce, as well as the assumptions and methodologies used in calculating the pay ratio, as permitted by SEC rules.

2026 Proxy Statement 61

PAY VERSUS PERFORMANCE

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (as defined by SEC rules) and certain financial performance of the Company. The MD&C Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions. For further information about how we align executive compensation with the Company’s performance, see “Compensation Discussion and Analysis” starting on page 30.

The following table provides information regarding compensation paid to our principal executive officer (“PEO”) and other NEOs along with our Total Shareholder Return (“TSR”), the TSR of the S&P U.S. SmallCap Banks Index (“Peer Group”), our net income, and the Company’s PPNI, which is the most important financial performance measure used by the Company to link compensation paid to the NEOs, for 2025, to Company performance.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(3)	TSR(4)	Peer Group TSR(4)	Net Income (Loss) ($’000)	Company- Selected Measure (PPNI(5)) ($’000)

2025	$2,385,669	$2,582,551	$823,061	$877,761	$176.83	$160.37	$74,867	$83,514
2024	$1,408,963	$1,350,492	$530,950	$532,453	$148.01	$145.82	$(41,646)	$54,470
2023	$1,472,884	$1,300,579	$550,383	$409,868	$109.20	$123.35	$50,264	$60,440
2022	$1,490,677	$1,352,023	$591,637	$546,792	$117.11	$122.74	$56,573	$66,474
2021	$1,490,370	$1,928,396	$526,957	$602,225	$146.37	$139.21	$77,697	$71,497

(1)
Martin K. Birmingham, President and Chief Executive Officer, was the PEO for each of the years presented in the table.
(2)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay Versus Performance Table. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation adjusted to include the change in fair value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date) and the pension value attributable to the applicable years’ service and any change in pension value attributable to plan amendments made in the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Birmingham’s total compensation to determine the compensation actually paid:

	Martin K. Birmingham
	2025	2024	2023	2022	2021

Total Compensation as reported in Summary Compensation Table (SCT)	$2,385,669	$1,408,963	$1,472,884	$1,490,677	$1,490,370
Minus pension values reported in SCT	$57,464	$—	$61,032	$—	$21,893
Minus fair value of equity awards granted during fiscal year	$1,017,062	$362,125	$355,591	$373,097	$364,277
Plus pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	$14,697	$14,165	$11,877	$45,610	$49,376
Plus fair value of equity compensation granted in current year—value at end of year-end	$1,495,069	$633,892	$372,537	$309,664	$420,015
Plus change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$(7,881)	$(49,180)	$3,021	$3,088	$(3,365)
Plus change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$(230,476)	$(295,223)	$(143,117)	$(123,919)	$358,170
Plus dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	$—	$—	$—	$—	$—
Plus fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	$—	$—	$—	$—	$—
Compensation Actually Paid	$2,582,551	$1,350,492	$1,300,579	$1,352,023	$1,928,396

62 Financial Institutions, Inc.

PAY VERSUS PERFORMANCE

(3)
In 2025 and 2024, the non-PEO NEOs include W. Jack Plants II, EVP, Chief Financial Officer and Treasurer, Kevin B. Quinn, SVP, Chief Commercial Banking Officer, Samuel J. Burruano, Jr., EVP, Chief Legal Officer and Corporate Secretary, and Laurie R. Collins, SVP, Chief Human Resources Officer; in 2023, the non-PEO NEOs include Messrs. Plants, Quinn, and Burruano and Ms. Collins, and Justin W. Bigham, Former EVP, Chief Community Banking Officer and Sean M. Willett, Former EVP, Chief Administrative Officer; in 2022, the non-PEO NEOs include Messrs. Plants, Bigham, Willett and Quinn; and in 2021, the non-PEO NEOs include Messrs. Plants, Bigham, Willett, and Burruano. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the average NEO’s total compensation to determine the compensation actually paid:

	Average NEOs
	2025	2024	2023	2022	2021

Total Compensation as reported in SCT	$823,061	$530,950	$550,383	$591,637	$526,957
Minus pension values reported in SCT	$19,334	$12,201	$18,138	$3,199	$16,521
Minus fair value of equity awards granted during fiscal year	$275,435	$102,270	$91,541	$129,844	$89,072
Plus pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	$12,761	$12,354	$10,159	$12,316	$10,967
Plus fair value of equity compensation granted in current year—value at end of year-end	$406,589	$179,022	$59,640	$107,769	$102,701
Plus change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$(3,041)	$(6,079)	$(1,512)	$(2,535)	$4,978
Plus change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$(66,840)	$(69,323)	$(23,250)	$(29,352)	$62,215
Plus dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	$—	$—	$—	$—	$—
Plus fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	$—	$—	$(75,873)	$—	$—
Compensation Actually Paid	$877,761	$532,453	$409,868	$546,792	$602,225

(4)
TSR is determined based on the value of an initial fixed investment of $100 on December 31, 2020 and calculated on December 31 of each 2025, 2024, 2023, 2022 and 2021, respectively. The TSR peer group consists of the S&P U.S. SmallCap Banks, which is the same peer group used by the Company for purposes of Item 201(e) of Regulation S-K under the Exchange Act in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
(5)
PPNI is a non-GAAP financial measure. Refer to Appendix A for a description of this financial measure and a reconciliation to its most directly comparable GAAP financial measure.

2026 Proxy Statement 63

PAY VERSUS PERFORMANCE

RELATIONSHIP DISCLOSURE

The following charts show, for the past five years, the relationship of the Company’s TSR relative to its peers as well as the relationship between the PEO and non-PEO NEOs “compensation actually paid” and (i) the Company’s TSR and the Peer Group’s TSR; (ii) the Company’s net income; and (iii) the Company’s PPNI, which is the Company selected measure:

Compensation Actually Paid vs. TSR 2021-2025

$300
$250
$200
$150
$100
$50
$0
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Indexed Total Shareholer Return
Compensation Actually Paid ($MM)
$1.9
$0.6
$1.4
$0.5
$1.3
$0.4
$1.4
$0.5
$2.6
$0.9
CAP to PEO
Avg. CAP to non-PEO NEOs
Co. TSR
Peer TSR

Compensation Actually Paid vs. Net Income (Loss) 2021-2025

$80
$60
$40
$20
$0
-$20
-$40
-$60
Actual Net Income (Loss) ($MM)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Compensation Actually Paid ($MM)
$77.7
$56.6
$50.3
$(41.6)
$74.9
$1.9
$0.6
$1.4
$0.5
$1.3
$0.4
$1.4
$0.5
$2.6
$0.9
2021
2022
2023
2024
2025
Net Income (Loss)
CAP to PEO
Avg. CAP to non-PEO NEOs

64 Financial Institutions, Inc.

PAY VERSUS PERFORMANCE

Compensation Actually Paid vs. PPNI(1) 2021-2025

$100
$80
$60
$40
$20
$0
Actual PPNI ($MM)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Compensation Actually Paid ($MM)
$71.5
$66.5
$60.4
$54.5
$83.5
$1.9
$0.6
$1.4
$0.5
$1.3
$0.4
$1.4
$0.5
$2.6
$0.9
2021
2022
2023
2024
2025
PPNI
CAP to PEO
Avg. CAP to non-PEO NEOs

(1)
PPNI is a non-GAAP financial measure. Refer to Appendix A for a description of this financial measure and a reconciliation to its most directly comparable GAAP financial measure.

PERFORMANCE MEASURES

The most important financial measures used by the Company to link compensation actually paid (as defined by SEC rules) to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are:

Most Important Financial Performance Measures
PPNI
Total Loan Growth
Non-Public Deposit Growth Excluding BaaS
Net Charge-Off Ratio
Return on Average Equity
Return on Average Assets

2026 Proxy Statement 65

PROPOSAL 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP (“RSM”), an independent registered public accounting firm, audited the financial statements and internal control over financial reporting of the Company and its subsidiaries for 2025 and has been selected to do so for 2026. Representatives of RSM are expected to be present at the Annual Meeting, will be able to make a statement or speak if they wish to do so, and will be available to answer appropriate questions from shareholders.

Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of shareholders for ratification. However, our Board of Directors is submitting this matter to shareholders as a matter of good corporate governance.

If shareholders fail to ratify the appointment, the Board will reconsider whether to retain RSM, and may retain that firm or another without re-submitting the matter to the Company’s shareholders. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such change would be in the best interests of the Company and our shareholders.

The following table presents fees for professional services rendered by RSM for the audit of our annual financial statements for 2025 and 2024, and fees billed for other services rendered by RSM.

	2025	2024

Audit Fees(1)	$703,075	$843,954
Audit Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total fees	$703,075	$843,954

(1)
Audit fees include fees for services that normally would be provided by RSM in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
(2)
Audit related fees consist of fees related to audit and attest services not required by statute or regulations, due diligence related to mergers, acquisitions and investments and consultations concerning financial accounting and reporting standards. RSM did not perform any services for us under the audit related fees category during 2025 and 2024.
(3)
Tax fees are fees for professional services for tax compliance, tax advice, and tax planning. RSM did not perform any professional services for us under the tax fees category during 2025 and 2024.
(4)
There were no additional fees, other than those reported as audit fees, audit related fees and tax fees, paid or payable to RSM for the fiscal year ended December 31, 2025 and 2024.

The Audit Committee pre-approves all permissible services to be performed by our independent accountant, including fees and other compensation to be paid to the independent accountant, except for certain routine additional professional services that may be performed at the request of management without pre-approval. The additional routine professional services include tax assistance, research and compliance, assistance researching accounting literature and assistance in due diligence activities. All accounting services and fees reflected in the table above were reviewed and approved by the Audit Committee.

The Board of Directors unanimously recommends that shareholders vote “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for 2026.

66 Financial Institutions, Inc.

AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT

Our Audit Committee assists the Board of Directors in its general oversight of financial reporting process, internal controls and audit functions as well as risk management relating to those areas. The Audit Committee conducts business in accordance with its charter and meets regularly. The Audit Committee met 10 times during 2025. At various times during the 2025 fiscal year, the Audit Committee met with our independent accountants RSM and the internal auditors, with and without management present.

Management is responsible for our internal controls and financial reporting process. Our independent registered public accounting firm in 2025, RSM, was responsible for performing an independent audit of (i) our consolidated financial statements and (ii) the effectiveness of our internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee the financial reporting and audit processes.

In connection with these responsibilities, our Audit Committee met with management and RSM and reviewed and discussed our December 31, 2025 audited consolidated financial statements. The Audit Committee also discussed with RSM matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee received written disclosures and the letter from RSM required by the applicable sections of the PCAOB regarding our independent accountants’ communications with the Audit Committee concerning independence, discussed with RSM its independence from management and the Company, and considered the compatibility of non-audit services with RSM’s independence.

Based upon the Audit Committee’s discussions with management and RSM and its review of the information described above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, to be filed with the SEC.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.

THE AUDIT COMMITTEE

Robert M. Glaser, Chair

Bruce W. Harting

Angela J. Panzarella

Robert L. Schrader

Mark A. Zupan, PhD

2026 Proxy Statement 67

OUR EXECUTIVE OFFICERS

OUR EXECUTIVE OFFICERS

The Executive Officers of the Company and the Bank as of March 23, 2026, are identified below. Biographical information, including offices and periods served as an Executive Officer of the Company or the Bank, is also provided. Ages shown are as of March 23, 2026.

Name	Age	Office & Position(s)
Martin K. Birmingham(1)	59	President and Chief Executive Officer
W. Jack Plants II(1)	42	Executive Vice President, Chief Financial Officer and Treasurer
Samuel J. Burruano, Jr.(1)	57	Executive Vice President, Chief Legal Officer and Corporate Secretary
Laurie R. Collins(1)	42	Senior Vice President, Chief Human Resources Officer
Blake G. Jones(1)	45	Senior Vice President, Chief Marketing Officer
Eric W. Marks(1)	41	Senior Vice President, Chief Consumer Banking Officer
Gary A. Pacos(1)	59	Senior Vice President, Chief Risk Officer
Kevin B. Quinn(1)	62	Senior Vice President, Chief Commercial Banking Officer
Sandra L. Byers	58	Senior Vice President, Principal Accounting Officer and Controller

(1)
Member of the Executive Management Committee as of March 23, 2026

Martin K. Birmingham has served as President and Chief Executive Officer of FII and the Bank and served on the Company’s Board of Directors since 2013. He joined Five Star in 2005 as President and CEO of National Bank of Geneva and, upon its consolidation with three other subsidiary banks in December of 2005 to form Five Star Bank, served as Commercial Banking Executive and Rochester Region President. He started his banking career in 1989 with Fleet Financial Group, where he held several progressive corporate banking roles until it was acquired by Bank of America and he was named President of the Rochester Market.

W. Jack Plants II has served as Chief Financial Officer and Treasurer of FII and the Bank since 2021 and was promoted to Executive Vice President in December 2022. He joined the Bank in December 2019 as Senior Vice President, Corporate Treasurer. Previously, he served as Senior Vice President and Treasurer of United Bank where he progressed from Treasury Manager to Treasurer during his seven-year tenure. Prior to his tenure at United Bank, Mr. Plants served in various treasury and credit roles at GE Capital, GE Commercial Finance and Five Star Bank.

Samuel J. Burruano, Jr. was named Executive Vice President, Chief Legal Officer and Corporate Secretary of FII and the Bank in February 2021. Between December 2019 and February 2021, he served as Senior Vice President, General Counsel and Corporate Secretary. Mr. Burruano joined the Bank in 2016 as Assistant General Counsel and Director of Regulatory Compliance and was named Deputy General Counsel and Corporate Secretary in 2018. Previously, he held various positions in the Legal Department at First Niagara Bank, NA beginning in 2011, including Assistant General Counsel, Retail Services and Assistant Corporate Secretary. Mr. Burruano has practiced law since 1993 and was an attorney at the law firm of Hiscock & Barclay, LLP from 1993 to 2011, where he ascended from associate counsel to partner and his practice included providing legal advice to financial services industry clients.

Laurie R. Collins was named Senior Vice President, Chief Human Resources Officer of the Bank in August 2021. Prior to joining the Bank, she worked for Columbus McKinnon Corporation. She served as the publicly traded manufacturing company’s Global Director of Total Rewards, Culture, and HR Technology from November 2019 through July 2021 and as Global Director of Corporate Human Resources and Talent from May 2017 through November 2019. Prior to her tenure at Columbus McKinnon Corporation, Ms. Collins served for 11 years in roles of increasing responsibility in the human resources department at PepsiCo, Inc.

68 Financial Institutions, Inc.

OUR EXECUTIVE OFFICERS

Blake G. Jones was named Senior Vice President, Chief Marketing Officer of the Bank in July 2023. She joined the Bank from Arrow Financial Corporation, where she served in roles of steadily increasing responsibility during her 11-year tenure, most recently serving as Senior Vice President, Marketing Director. Earlier in her career, Ms. Jones was a journalist and editor with news publications in New York, Hawaii and California.

Eric W. Marks was named Senior Vice President, Chief Consumer Banking Officer of the Bank in March 2025. He joined the Company from M&T Bank, where he had most recently served as its Retail Segment Chief Financial Officer. During his 19-year tenure at M&T, Mr. Marks held roles of increasing responsibility in several enterprise functions and lines of business, including corporate and consumer strategy, mortgage, branch distribution planning, consumer deposit pricing and portfolio management, as well as consumer indirect lending.

Gary A. Pacos was named Senior Vice President, Chief Risk Officer of the Bank in February 2023. Prior to that, he had served as Chief Compliance Officer of Bank OZK since 2020. Previously, he served as Senior Vice President, Compliance Executive for Fair & Responsible Banking, Risk Evaluation & Assurance, overseeing Fair Lending and Compliance testing at KeyBank from 2016 to 2020, and as Chief Compliance Officer and Senior Vice President, Director of Corporate Compliance and Ethics at First Niagara Bank, NA from 2010 to 2016. From 2006 to 2010, Mr. Pacos served as Vice President, Deputy Chief Compliance Officer, Compliance Testing Manager at M&T Bank. He began his banking career at HSBC Bank USA, NA, serving in various Compliance, Consumer Credit, Audit and Operations roles. Mr. Pacos also served our country in the United States Army as a Senior Army Aviator, rising to the rank of Major and serving in the New York Army National Guard until his retirement in 2008.

Kevin B. Quinn was named Senior Vice President, Chief Commercial Banking Officer of the Bank in February 2021. He joined the Bank in August 2020 as Senior Vice President, Commercial Banking Executive. From 2005 to late 2019, he served in leadership roles with HSBC Bank USA, NA, most recently as Managing Director and Regional Head of Corporate Banking. He began his career as an attorney with Jones Day in Cleveland, Ohio and subsequently spent 10 years in commercial banking at M&T Bank.

Sandra L. Byers was named Senior Vice President and Controller of FII and the Bank in March 2024, at which time she was also designated Principal Accounting Officer of FII. She joined the Bank in 2021 as Assistant Controller and was named Deputy Controller in October 2023. Prior to that, she held various finance and accounting consulting positions from 2019 to 2021. From 2016 to 2019, she served as Finance and Treasury Manager with global manufacturer Hardinge, Inc. Ms. Byers also spent 12 years of her career in the banking industry, holding various Accounting, SEC Reporting and Internal Audit positions with First Niagara Financial Group, HSBC Bank USA, Inc. and M&T Bank Corporation.

2026 Proxy Statement 69

STOCK INFORMATION

STOCK INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Directors and Named Executive Officers

The following table shows, as of March 23, 2026, beneficial ownership of shares of FII common and preferred stock by (a) all current directors and nominees, (b) all NEOs, and (c) all current directors, nominees and executive officers as a group. Beneficial ownership means that the individual has or shares voting power or investment power with respect to the shares of stock or the individual has the right to acquire the shares of stock within 60 days of March 23, 2026.

Name	Title of class	Number of shares beneficially owned	Number of shares included in the previous column which the individual or group has the right to acquire within 60 days of March 23, 2026	Percent of class outstanding(1)

Directors and Nominees(2):
Martin K. Birmingham	Common	160,164	—	*
Donald K. Boswell	Common	16,656	—	*
David P. Bovenzi	Common	—	—	*
Dawn H. Burlew	Common	20,657	—	*
Andrew W. Dorn Jr.	Common	37,784	—	*
Steven C. Finch	Common	—	—	*
Robert M. Glaser	Common	49,551	—	*
Bruce W. Harting	Common	6,139	—	*
Susan R. Holliday	Common	41,396	—	*
Robert N. Latella	Common	47,567	—	*
Angela J. Panzarella	Common	4,650	—	*
Robert L. Schrader	Common	1,361	—	*
Kim E. VanGelder	Common	29,074	—	*
Mark A. Zupan, PhD	Common	14,019	—	*
NEOs who are not Directors(2):
W. Jack Plants II	Common	14,763	—	*
Samuel J. Burruano, Jr.	Common	15,238	—	*
Kevin B. Quinn	Common	7,039	—	*
Laurie R. Collins	Common	8,395	—	*
All current Directors, Nominees and executive officers as a group (22 persons)	Common	480,308	—	2.44%

* Denotes less than 1%

(1)
As reported by such persons as of March 23, 2026 with percentages based on 19,684,776 shares of Common Stock, 1,435 shares of Series A Preferred Stock and 171,413 shares of Series B-1 Preferred Stock, respectively, outstanding on March 23, 2026, including shares the individual or group has a right to acquire within 60 days of March 23, 2026 (as indicated in the column above), which increases both the number of shares owned by such individual or group and the number of shares outstanding.
(2)
Each person has sole investment and voting power with respect to the stock beneficially owned by such person.

70 Financial Institutions, Inc.

STOCK INFORMATION

Beneficial Ownership of Owners of More Than 5% of the Company’s Common Shares

The following table sets forth certain information with respect to all persons or groups known to us, based on Schedule 13D and Schedule 13G filings, to be the beneficial owners of more than 5% of the outstanding shares of Company’s common stock as of March 23, 2026, except to the extent indicated otherwise in the footnotes below.

Name and Address of Beneficial Owner	Number of shares beneficially owned		Percent of outstanding common stock(1)

PL Capital Advisors, LLC	1,794,686	(2)	9.12%
750 Eleventh Street South, Suite 202, Naples, Florida 34102

Other Reporting Persons and Entities: Richard J. Lashley; John W. Palmer; Black Maple Capital Management LP; Black Maple Capital Holdings LLC; Robert James Barnard; Danielle Morgan Lashley 2010 Trust; Danielle Morgan Lashley; Lashley Family 2011 Trust; Beth Lashley; Lashley Family 2012 Trust; Robin Lashley; Caitlin Anne Lashley 2010 Trust; and, Caitlin Fanelli.

BlackRock, Inc.	1,348,563	(3)	6.85%
50 Hudson Yards, New York, New York 10001
Wellington Management Group LLP	1,049,295	(4)	5.33%
280 Congress Street, Boston, Massachusetts 02210
Other Reporting Entities: Wellington Group Holdings LLP; Wellington Investment Advisors Holdings LLP; and, Wellington Management Company LLP.
Dimensional Fund Advisors LP	1,005,153	(5)	5.11%
6300 Bee Cave Road, Building One, Austin, Texas 78746

(1)
Based on 19,684,776 shares of Common Stock outstanding as of March 23, 2026.
(2)
This information is based solely upon information set forth in a Schedule 13D/A filed with the SEC on October 2, 2025 reporting beneficial ownership of the Company’s common stock as of September 30, 2025 in the following manner: shared voting and dispositive power over 1,774,886 shares by PL Capital Advisors, LLC; sole voting and dispositive power over 5,000 shares and shared voting and dispositive power over 1,780,586 shares by Richard J. Lashley; sole voting and dispositive power over 4,000 shares and shared voting and dispositive power over 1,774,886 shares by John W. Palmer; shared voting and dispositive power over 31,989 shares by Black Maple Capital Management LP; shared voting and dispositive power over 31,989 shares by Black Maple Capital Holdings; shared voting and dispositive power over 31,989 shares by Robert James Barnard; shared voting and dispositive power over 3,000 shares by Danielle Morgan Lashley 2010 Trust; shared voting and dispositive power over 2,000 shares by Danielle Morgan Lashley; shared voting and dispositive power over 5,100 shares by Lashley Family 2011 Trust; shared voting and dispositive power over 5,100 shares by Beth Lashley; shared voting and dispositive power over 3,000 shares by Lashley Family 2012 Trust; shared voting and dispositive power over 1,200 shares by Robin Lashley; shared voting and dispositive power over 1,500 shares by Caitlin Anne Lashley 2010 Trust; and, shared voting and dispositive power over 1,500 shares by Caitlin Fanelli. In aggregate, the reporting persons have voting and dispositive power over 1,794,686 shares.
(3)
This information is based solely on information set forth in a Schedule 13G/A filed with the SEC on February 5, 2025 by BlackRock, Inc.
reporting beneficial ownership of the Company’s common stock as of December 31, 2024 in the following manner: sole voting power over 1,323,085 shares and sole dispositive power over 1,348,563 shares. Blackrock, Inc. reported beneficial ownership for the following subsidiaries: BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock Asset Management Canada Limited; BlackRock Fund Advisors; BlackRock Institutional Trust Company, National Association; BlackRock Financial Management, Inc.; and BlackRock Investment Management, LLC.
(4)
This information is based solely on information set forth in a Schedule 13G filed with the SEC on February 10, 2026 by Wellington Management Group LLP reporting beneficial ownership of the Company’s common stock as of December 31, 2025 in the following manner: sole voting power and sole dispositive power over 1,049,295 shares. Wellington Management Group LLP reported beneficial ownership for the following entities: Wellington Group Holdings LLP; Wellington Investment Advisors Holdings LLP; and Wellington Management Company LLP.
(5)
This information is based solely on information set forth in a Schedule 13G/A filed with the SEC on July 15, 2025 by Dimensional Fund Advisors LP reporting beneficial ownership of the Company’s common stock as of June 30, 2025 in the following manner: sole voting power over 985,816 shares and sole dispositive power over 1,005,153 shares.

2026 Proxy Statement 71

STOCK INFORMATION

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of transactions in and ownership of our common stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports and representations that no other reports are required, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were timely met during the fiscal year ended December 31, 2025, except that, due to administrative oversight, Mr. Marks filed one late Form 4 in March 2025 reporting the award of restricted stock units.

FUTURE SHAREHOLDER PROPOSALS

You may submit proposals for consideration at our 2027 Annual Meeting of Shareholders. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2027 Annual Meeting of Shareholders, pursuant to Rule 14a-8 of the Exchange Act, our Corporate Secretary must receive the written proposal at our corporate headquarters no later than December 7, 2026. Such proposals also must comply with Rule 14a-8 of the Exchange Act. Proposals should be addressed to:

Corporate Secretary

Financial Institutions, Inc.

220 Liberty Street

Warsaw, New York 14569

For a shareholder to bring business before the Annual Meeting of Shareholders that is not intended to be included in our proxy statement pursuant to Rule 14a-8 of the Exchange Act, including a proposal or a nominee for election to the Board of Directors, the shareholder must give timely notice to our Corporate Secretary in accordance with our Bylaws and include in such notice the information required by our Bylaws. In general, our Bylaws require that the notice be received by our Corporate Secretary no later than 90 days and not earlier than 120 days prior to the one-year anniversary date of the annual meeting. However, if the 2027 annual meeting is more than thirty days before or more than sixty days after the one-year anniversary date of the Annual Meeting, then notice will need to be received by our Corporate Secretary by the later of (i) 90 days prior to the 2027 annual meeting or (ii) 10 days following the date public disclosure of the date of the 2027 annual meeting was first made public.

Under SEC Rule 14a-19, a shareholder intending to engage in a director election contest with respect to the Company’s 2027 Annual Meeting of Shareholders must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is March 22, 2027.

72 Financial Institutions, Inc.

INFORMATION ABOUT THE MEETING

INFORMATION ABOUT THE MEETING

GENERAL INFORMATION

Time, Location and How to Participate

Financial Institutions, Inc.’s 2026 Annual Meeting of Shareholders will be held via virtual meeting at 10:00 a.m. (Eastern) on May 20, 2026.

To attend, vote and submit questions during the 2026 Annual Meeting of Shareholders, visit https://edge.media-server.com/mmc/p/xijmtidi and enter the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. Online access to the webcast will open approximately one hour prior to the start of the Annual Meeting to allow time for you to log in and test your system. If you experience technical difficulties during the check-in process or during the meeting, please call 1-800-937-5449 for assistance.

Record Date and Number of Shares Outstanding

The record date for the 2026 Annual Meeting of Shareholders is March 23, 2026. On that date, there were 19,684,776 shares of our common stock outstanding and entitled to vote. No securities other than our common stock are entitled to be voted at the 2026 Annual Meeting of Shareholders.

VOTING MATTERS

Proxy Information

On or about April 6, 2026, we began distributing materials for the Annual Meeting to shareholders entitled to vote at the Annual Meeting. Shares represented by a properly executed and timely received proxy will be voted in accordance with instructions provided by the shareholder. If a properly executed and timely received proxy contains no specific voting instructions, the shares represented by any such proxy will be voted in accordance with the recommendations of the Board of Directors. Proxies are solicited by the Board of Directors of the Company.

Shareholders Entitled to Vote

Common shareholders of record at the close of business on the record date of March 23, 2026 are eligible to vote at the annual shareholders meeting. Each common share entitles the holder to one vote on the items of business to be considered at the Annual Meeting.

Vote Required for Items of Business

The presence, in attendance at the virtual meeting or by proxy, of holders of a majority of Financial Institutions, Inc. outstanding common shares is required to constitute a quorum for the transaction of business at the Annual Meeting. Votes to abstain and broker non-votes (described below) are counted for purposes of determining the presence or absence of a quorum. If a quorum is present:

•
Proposal 1 – Our shareholders elect directors by a plurality vote, which means that the five nominees for election who receive the highest number of “for” votes will be elected as directors;
•
Proposal 2 – The advisory vote on the compensation of the named executive officers disclosed in the proxy statement will be approved if the votes cast “for” the proposal exceed the votes cast “against” the proposal;
•
Proposal 3 – Ratification of the selection of RSM US LLP as our independent registered public accounting firm for 2026 will be approved if the votes cast “for” the proposal exceed the votes cast “against” the proposal.

2026 Proxy Statement 73

INFORMATION ABOUT THE MEETING

Any nominee for director who receives a greater number of “withheld” votes than “for” votes will tender his or her resignation to the Board. The Board’s Governance Committee will then make a recommendation to the independent directors whether to accept or reject the resignation(s) or take other appropriate action. The independent directors (excluding any director(s) required to submit their resignation) will determine action to be taken within 90 days of the Annual Meeting.

Abstentions and Broker Non-Votes

Abstentions will be counted for purposes of calculating whether a quorum is present at the meeting but will not be counted for purposes of determining the number of votes cast with respect to a proposal. This means that an abstention will not impact Proposals 1, 2 or 3.

If you are a beneficial owner whose shares of record are held by a broker, you may instruct your broker how to vote your shares. If you do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on each item. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers have the discretion to vote on routine matters such as Proposal 3, but do not have discretion to vote on non-routine matters such as Proposals 1 and 2. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 3.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the meeting but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Broker non-votes will not affect Proposals 1 or 2. There will be no broker non-votes on Proposal 3.

Options for Voting Your Shares

You may vote your common shares in one of several ways, depending on how you own your shares.

Shareholders of Record – If your shares are registered directly in your name with our transfer agent, you are considered the “record holder” of your shares. You may vote your shares on the Internet, by phone, by mail or at the meeting.

Beneficial Shareholders – If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and you are also invited to attend the meeting. Since a beneficial owner is not the record holder, you may not vote these shares at the virtual meeting unless you obtain a “legal proxy” from your broker, bank or other nominee that holds your shares, giving you the right to vote your shares at the meeting. Your broker, bank or other nominee has provided or will provide you with instructions regarding how to direct the voting of your shares.

401(k) Plan Shareholders – Participants in the Financial Institutions, Inc. 401(k) Retirement Savings Plan who hold shares of our common stock in their plan accounts may direct the trustee of the plan to vote these shares by completing and returning a proxy card. Any shares in a plan account for which no instruction is received will be voted by the trustee proportionally based upon the votes cast by other plan account holders whose plan accounts hold such shares.

Revocation of Proxies

Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to our Corporate Secretary at or prior to the Annual Meeting or by timely executing and delivering by Internet, mail, or online during the Annual Meeting, another proxy dated as of a later date.

74 Financial Institutions, Inc.

INFORMATION ABOUT THE MEETING

OTHER MATTERS

Proxy Solicitation

All expenses of soliciting proxies will be paid by the Company. In addition, our directors, employees and agents may solicit proxies in person, by telephone, via the Internet, or by other means of communication, but the Company will not pay any compensation for such solicitations. We have engaged Saratoga Proxy Consulting, LLC, 520 8th Avenue, New York, New York 10018 to assist in proxy solicitation and collection at a cost of $8,000, plus out-of-pocket expenses. In addition, we will reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to the beneficial owners of our shares.

Duplicative Shareholder Mailings

You may receive more than one set of proxy materials. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. To ensure that all your shares are voted, please vote using each proxy card or voting instruction form that you receive or, if you vote by Internet, you will need to enter each of your Control Numbers.

Remember, you may vote by Internet, by phone or by signing, dating and returning the proxy card in the postage-paid envelope provided, or by voting via the online virtual meeting at https://edge.media-server.com/mmc/p/xijmtidi.

Householding

The SEC’s “householding” rules permit us to deliver only one Notice of Annual Meeting and Proxy Statement or Notice of Internet Availability of Proxy Materials to shareholders who share an address unless otherwise requested. This procedure reduces printing and mailing costs. If you share an address with another shareholder and received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by writing to the Company’s Corporate Secretary at Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569, or by calling our Corporate Secretary at (585) 786-1100. Alternatively, if you are currently receiving multiple copies of the proxy materials or Notice of Internet Availability of Proxy Materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the bank, broker or other holder of record may deliver only one copy of the proxy materials to shareholders who have the same address unless they have received instructions to the contrary. If you wish to receive a separate copy of the proxy materials, you may contact us at the address or telephone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single copy in the future should contact their bank, broker or other holder of record.

Inspector of Election

Representatives of Equiniti will tabulate shareholder votes and act as inspector for the election.

Voting Results

We will report the voting results in a filing with the SEC on Form 8-K within four business days following the conclusion of the Annual Meeting.

Additional Copies of Annual Meeting Materials

This proxy statement and the 2025 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2025, are available at www.astproxyportal.com/ast/14563 and on our website www.FISI-Investors.com.

2026 Proxy Statement 75

INFORMATION ABOUT THE MEETING

Annual Report on Form 10-K

Shareholders may receive a copy of our 2025 Annual Report on Form 10-K filed with the SEC without charge. Requests should be sent in writing to: Corporate Secretary, Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569. The report can also be accessed on our website at www.FISI-investors.com by clicking on “Financials” at the top of the page, then on “SEC Filings.”

Notice Pursuant to Section 726(d) of The New York Business Corporation Law

On September 30, 2025, we renewed our policies of Directors & Officers, Fiduciary, Employment Practices Liability, and Employed Lawyers insurance, including both primary and excess liability insurance coverage, each for a one-year term, at a total premium cost of $486,367, including broker of record commissions. The primary liability policy is carried with AIG National Union Fire Insurance Company of Pittsburgh, PA and the excess policies are carried with Axis Insurance Company, Continental Casualty Company, Allianz Global Risk U.S. Insurance, Fair American Insurance and Reinsurance Company, AXA XL Specialty Insurance Company, and AIG National Fire Insurance Company of Pittsburgh, PA. The Directors and Officers policy covers all directors and officers of Financial Institutions, Inc. and its subsidiaries.

Other Business

The Board of Directors knows of no other matters to be presented at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

76 Financial Institutions, Inc.

APPENDIX A

APPENDIX A

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

We have included in this Proxy statement certain non-GAAP financial measures used for our inventive compensation programs that are not calculated in accordance with U.S. GAAP, including PPNI, total loan growth and non-public deposit growth excluding BaaS. We believe these metrics are appropriate measures of Company performance to use for our incentive compensation programs.

PPNI equals net income (loss) excluding the provision (benefit) for credit losses adjustment, net of tax (utilizing marginal tax rate), and for 2024, further adjusted to exclude the after-tax loss on the sale of investment securities, due to the strategic investment securities restructuring executed in the fourth quarter of 2024, and the after-tax provision for litigation settlement.

Total loan growth equals the year-over-year change in total adjusted loans, calculated as total loans including deferred costs (fees) and loans held for sale, and prior to reduction for allowance for credit losses of the Bank. The calculation excludes Paycheck Protection Program (“PPP”) loan balances.

Non-public deposit growth excluding BaaS equals aggregate December year-over-year month-to-date average balances for the following deposit products, excluding all BaaS-related deposits: non-public deposit accounts including DDA (demand deposit account), NOW (negotiated order of withdrawal), savings, money market and time; but excluding ICS (IntraFi Cash Service) accounts, CDARS (certificate of deposit account registry service) accounts, municipality accounts, and accounts owned and maintained by the Company or the Bank.

This Proxy also refers to tangible common book value (“TCBV”) per share. Management believes TCBV per share is a useful measure of the strength of our capital and ability to generate earnings on tangible common equity invested by our shareholders without the effects of intangible assets. TCBV per share is calculated as tangible common equity divided by common shares outstanding.

Below is a reconciliation of each non-GAAP financial measure to its most comparable GAAP measure. Non-GAAP measures have inherent limitations, are not uniformly applied and are not audited. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

Amounts in thousands, except per share amounts

	Year Ended December 31

	2025	2024	2023	2022	2021

PPNI
Net income (loss)	$74,867	$(41,646)	$50,264	$56,573	$77,697
Add: Provision (benefit) for credit losses	11,626	6,150	13,681	13,311	(8,336)
Less: Tax adjustment for provision (benefit) for credit losses	2,979	1,576	3,505	3,410	(2,136)
PPNI	83,514	(37,072)	60,440	$66,474	71,497
Less: Adjustment for after-tax loss on sale of investment securities	—	(74,419)	—	—	—
Less: Adjustment for after-tax provision for litigation settlement	—	(17,123)	—	—	—
Adjusted PPNI	$83,514	$54,470	$60,440	$66,474	$71,497

2026 Proxy Statement A-1

APPENDIX A

	As of or For the Year Ended December 31

	2025	2024

Total Adjusted Loans
Total loans	$4,657,866	$4,479,204
Add: Loans held for sale	3,365	2,280
Less: Total PPP loans	654	717
Total adjusted loans	$4,660,577	$4,480,767

Non-Public Deposits Excluding BaaS
Average total non-public deposits	$3,132,093	$3,220,292
Less: Average BaaS loans	7,598	102,221
Non-public deposits excluding BaaS	$3,124,495	$3,118,071

TCBV Per Share
Common shareholders’ equity	$611,569	$551,699
Less: Goodwill and other intangible assets, net	60,343	60,758
Tangible common equity	$551,226	$490,941

Common shares outstanding	19,797	20,077
TCBV per share	$27.84	$24.45

A-2 Financial Institutions, Inc.

220 Liberty Street, Warsaw, NY 14569
585.786.1100 | FISI-Investors.com

0

FINANCIAL INSTITUTIONS, INC.

Annual Meeting of Shareholders

May 20, 2026, 10:00 a.m. (Eastern Time)

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) W. Jack Plants II and Samuel J. Burruano Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of FINANCIAL INSTITUTIONS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. (Eastern Time) on May 20, 2026, by means of remote communication via the virtual meeting at edge.media-server.com/mmc/p/xijmtidi, Password: **fisi2026**.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

FINANCIAL INSTITUTIONS, INC.

May 20, 2026, 10:00 a.m. Eastern Time

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement, proxy card, and annual report are available at www.astproxyportal.com/ast/14563

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000000000 1 052026

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ 01 David P. Bovenzi
- ○ 02 Andrew W. Dorn, Jr.
- ○ 03 Steven C. Finch
- ○ 04 Robert M. Glaser
- ○ 05 Susan R. Holliday

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Advisory vote to approve the compensation of our named executive officers	☐	☐	☐
3. Ratification of the appointment of RSM US LLP as our independent public accounting firm for the fiscal year ending December 31, 2026	☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.